EXHIBIT 10.3

                           SHORT-TERM CREDIT AGREEMENT
                          DATED AS OF NOVEMBER 4, 1998,
                                      AMONG
                                  ANICOM, INC.,
                                   THE LENDERS
                                  PARTY HERETO,
                                       AND
                         HARRIS TRUST AND SAVINGS BANK,
                            INDIVIDUALLY AND AS AGENT





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                                TABLE OF CONTENTS
SECTION                                                      DESCRIPTION
SECTION  1................................................THE REVOLVING CREDITS.
    Section 1.1............................................The Revolving Credit.
    Section 1.2......................................The Revolving Credit Notes.
    Section 1.3................................Manner and Disbursement of Loans.
    Section 1.4..........................Extensions of the Revolving Commitments
SECTION 2.................................INTEREST AND CHANGE IN CIRCUMSTANCES.
    Section 2.1...........................................Interest Rate Options.
    Section 2.2...................................Minimum  LIBOR Portion Amounts
    Section 2.3.........................................Computation of Interest.
    Section 2.4........................................Manner of Rate Selection.
    Section 2.5...................................................Change of Law.
    Section 2.6....Unavailability of Deposits or Inability to Ascertain Adjusted
                   LIBOR.
    Section  2.7......................................Taxes and Increased Costs.
    Section 2.8.........................Change in Capital Adequacy Requirements.
    Section 2.9................................................Funding Indemnity
    Section 2.10.................................................Lending Branch.
    Section 2.11..................Discretion of Lenders as to Manner of Funding.
SECTION 3....................................FEES, PREPAYMENTS AND TERMINATIONS.
    Section 3.1............................................................Fees
    Section 3.2...........................................Voluntary Prepayments.
    Section 3.3....................................................Terminations.
    Section 3.4...............................Place and Application of Payments.
    Section 3.5.......................................................Notations.
SECTION 4............................................................GUARANTIES.
    Section 4.1............................................Subsidiary Guaranties
SECTION  5..........................................DEFINITIONS; INTERPRETATION.
    Section 5.1.....................................................Definitions.
    Section 5.2..................................................Interpretation.
SECTION 6........................................REPRESENTATIONS AND WARRANTIES.
    Section 6.1...................................Organization and Qualification
    Section 6.2.....................................................Subsidiaries
    Sectio 6.3..................Corporate Authority and Validity of Obligations
    Section 6.4....................................Use of Proceeds; Margin Stock
    Section 6.5................................................Financial Reports
    Section 6.6.......................................No Material Adverse Change
    Section 6.7..................................................Full Disclosure
    Section 6.8.......................................................Good Title
    Section 6.9...............................Litigation and Other Controversies
    Section 6.10...........................................................Taxes







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    Section 6.11.......................................................Approvals
    Section 6.12..........................................Affiliate Transactions
    Section 6.13..............Investment Company; Public Utility Holding Company
    Section 6.14...........................................................ERISA
    Section 6.15............................................Compliance with Laws
    Section 6.16................................................Other Agreements
    Section 6.17......................................................No Default
    Section 6.18............................................Year 2000 Compliance
SECTION  7..................................................CONDITIONS PRECEDENT
    Section 7.1....................................................All Advances.
    Section 7.2..................................................Initial Advance
    Section 7.3.........................Termination of Existing Credit Agreement
    Section 7.4......................Novmber 19 as Earliest Effective Date
SECTION 8.............................................................COVENANTS
    Section 8.1................................Corporate Existence; Subsidiaries
    Section 8.2........................................Maintenance of Properties
    Section 8.3............................................Taxes and Assessments
    Section 8.4........................................................Insurance
    Section 8.5................................................Financial Reports
    Section 8.6....................................................Current Ratio
    Section 8.7..........................................Interest Coverage Ratio
    Section 8.8...............................................Tangible Net Worth
    Section 8.9...........................................Debt to Earnings Ratio
    Section 8.10..................................................Leverage Ratio
    Section 8.11.................................Indebtedness for Borrowed Money
    Section 8.12...........................................................Liens
    Section 8.13.....................Investments, Loans, Advances and Guaranties
    Section 8.14....................................................Acquisitions
    Section 8.15............................................Sales and Leasebacks
    Section 8.16.................Dividends and Certain Other Restricted Payments
    Section 8.17...............................Mergers, Consolidations and Sales
    Section 8.18...........................................................ERISA
    Section 8.19............................................Compliance with Laws
    Section 8.20............................Burdensome Contracts With Affiliates
    Section 8.21.......................................No Changes in Fiscal Year
    Section 8.22......................................Inspection and Field Audit
    Section 8.23.......................................Formation of Subsidiaries
    Section 8.24.......................................Subordinated Indebtedness
    Section 8.25.................................................Use of Proceeds
    Section 8.26............................................Year 2000 Compliance
SECTION 9.........................................EVENTS OF DEFAULT AND REMEDIES


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     Section 9.1..............................................Events of Default.
     Section 9.2........................................Non-Bankruptcy Defaults.
     Section 9.3.............................................Bankruptcy Defaults
SECTION 10............................................................THE AGENT.
     Section 10.1..................................Appointment and Authorization
     Section 10.2.............................................Rights as a Lender
     Section 10.3...............................................Standard of Care
     Section 10.4.............................................Costs and Expenses
     Section 10.5......................................................Indemnity
SECTION  11.......................................................MISCELLANEOUS.
     Section 11.1..............................................Withholding Taxes
     Section 11.2.............................................Non-Business Days.
     Section 11.3................................No Waiver, Cumulative Remedies.
     Section 11.4..........................Waivers, Modifications and Amendments
     Section 11.5.............................................Costs and Expenses
     Section 11.6.............................................Documentary Taxes.
     Section 11.7...................................Survival of Representations.
     Section 11.8.......................................Survival of Indemnities.
     Section 11.9.................................................Participations
     Section 11.10.........................................Assignment Agreements
     Section 11.11.......................................................Notices
     Section 11.12..................................................Construction
     Section 11.13......................................................Headings
     Section 11.14....................................Severability of Provisions
     Section 11.15..................................................Counterparts
     Section 11.16..........................................Entire Understanding
     Section 11.17............................Binding Nature, Governing Law, Etc
     Section 11.18..............Submission to Jurisdiction; Waiver of Jury Trial

Signature



Exhibit  A - Revolving Credit Note
Exhibit  B - Compliance Certificate
Exhibit  C - Subordinated Indebtedness
Exhibit D - Subordination Provisions Applicable to Subordinated Debt Exhibit E - Form of Guaranty Schedule 6.2 - Subsidiaries


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                           SHORT-TERM CREDIT AGREEMENT
To each of the Lenders party hereto:
Ladies and Gentlemen:
         The undersigned, Anicom, Inc., an Delaware corporation (the "Company"), applies to you for your several commitments, subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, to extend credit to the Company, all as more fully hereinafter set forth.
SECTION 1. THE REVOLVING CREDITS.
  Section 1.1. The Revolving Credit. Subject to the terms and conditions hereof, each Lender severally agrees to extend a revolving credit (the "Revolving Credit") to the Company which may be availed of by the Company from time to time during the period from and including the date hereof to but not including the Revolving Credit Termination Date, at which time the commitments of the Lenders to extend credit under the Revolving Credit shall expire. The maximum amount of the Revolving Credit which each Lender agrees to extend to the Company shall be as set forth opposite such Lender's signature hereto under the heading "Revolving Credit Commitment" or as otherwise provided in Section
11.10 hereof, as such amount may be reduced pursuant hereto. The Revolving Credit may be utilized by the Company in the form of Loans, all as more fully hereinafter set forth, provided that (i) the aggregate principal amount of Loans under the Revolving Credit outstanding at any one time shall not exceed the Revolving Credit Commitments and (ii) no additional Loans shall be available under the Revolving Credit unless the commitments under the Long-Term Credit Agreement are fully utilized. During the period from and including the date hereof to but not including the Revolving Credit Termination Date, the Company may use the Revolving Credit Commitments by borrowing, repaying and reborrowing Loans in whole or in part, all in accordance with the terms and conditions of this Agreement. For purposes of this Agreement, where a determination of the unused or available amount of the Revolving Credit Commitments is necessary, the Loans outstanding under the Revolving Credit shall be deemed to utilize the Revolving Credit Commitments. The obligations of the Lenders hereunder are several and not joint, and no Lender shall under any circumstances be obligated to extend credit under the Revolving Credit in excess of its Revolving Credit Commitment.
  Section 1.2. The Revolving Credit Notes. Subject to the terms and conditions hereof, the Revolving Credit may be availed of by the Company in the form of loans (individually a "Loan" and collectively the "Loans"). Each Borrowing of Loans under the Revolving Credit shall be made ratably by the Lenders in accordance with their Percentages of the Revolving Credit Commitments. Each Borrowing of Loans under the Revolving Credit shall be in an amount of $500,000 or such greater amount which is an integral multiple of $100,000; provided, however, that a Borrowing of Loans under the Revolving Credit which bears interest with reference to the Adjusted LIBOR shall be in such greater amount as is required by Section 2 hereof. All Loans made by a Lender under the Revolving Credit shall be made against and evidenced by a single Short-Term Revolving Credit Note of the Company (individually a "Note" and collectively the "Notes") payable to the order of such Lender in the amount of its Revolving Credit Commitment, with each Note to be in the form (with appropriate insertions) attached hereto as Exhibit A. Each Note shall be dated the date of issuance thereof, be expressed to bear interest as set forth in Section 2 hereof, and be expressed to

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mature on the Revolving Credit Termination Date. Without regard to the principal amount of each Note stated on its face, the actual principal amount at any time outstanding and owing by the Company on account thereof shall be the sum of all advances then or theretofore made thereon less all payments of principal actually received.
  Section 1.3. Manner and Disbursement of Loans. The Company shall give written or telephonic notice to the Agent (which notice shall be irrevocable once given and, if given by telephone, shall be promptly confirmed in writing) by no later than 11:00 a.m. (Chicago time) on the date the Company requests that any Borrowing of Loans be made to it under the Revolving Credit Commitments, and the Agent shall promptly notify each Lender of the Agent's receipt of each such notice. Each such notice shall specify the date of the Borrowing of Loans requested (which must be a Business Day), the type of Loan being requested, and the amount of such Borrowing. Each Borrowing of Loans shall initially constitute part of the applicable Domestic Rate Portion except to the extent the Company has otherwise timely elected that such Borrowing, or any part thereof,
constitute part of a LIBOR Portion as provided in Section   2 hereof.  The
Company agrees that the Agent may rely upon any written or telephonic notice given by any person the Agent in good faith believes is an Authorized Representative without the necessity of independent investigation and, in the event any telephonic notice conflicts with the written confirmation, such telephonic notice shall govern if the Agent and the Lenders have acted in reliance thereon. Not later than 1:00 p.m. (Chicago time) on the date specified for any Borrowing of Loans to be made hereunder, each Lender shall make the proceeds of its Loan comprising part of such Borrowing available to the Agent in Chicago, Illinois in immediately available funds. Subject to the provisions of
Section   7 hereof,  the proceeds of each Loan shall be made  available to the Company at the principal office of the Agent in Chicago, Illinois, in immediately available funds, upon receipt by the Agent from each Lender of its Percentage of such Borrowing. Unless the Agent shall have been notified by a Lender prior to 1:00 p.m. (Chicago time) on the date a Borrowing is to be made hereunder that such Lender does not intend to make the proceeds of its Loan available to the Agent, the Agent may assume that such Lender has made such proceeds available to the Agent on such date and the Agent may in reliance upon such assumption make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender and the Agent has made such amount available to the Company, the Agent shall be entitled to receive such amount from such Lender forthwith upon the Agent's demand, together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Company and ending on but excluding the date the Agent recovers such amount at a rate per annum equal to the effective rate charged to the Agent for overnight federal funds transactions with member banks of the federal reserve system for each day as determined by the Agent (or in the case of a day which is not a Business Day, then for the preceding day). If such amount is not received from such Lender by the Agent immediately upon demand, the Company will, on demand, repay to the Agent the proceeds of such Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a LIBOR Portion, so that the Company will have no liability under Section
2.9 hereof with respect to such payment.

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  Section 1.4.  Extensions of the Revolving Commitments.  The Company may
advise  the  Agent in  writing  of its  desire to extend  the  Revolving  Credit
Termination  Date for an additional  364   days;  provided (i) such
request is made no earlier than 60 days and not later than 30 days prior to the date on which such Revolving Credit Termination Date is scheduled to occur,
(ii)   not more than one such request for the  extension of a  Termination
Date may be made in any one calendar year and (iii) in no event shall the
Revolving Credit  Termination Date be extended beyond June   30,  2003. The
Agent shall promptly notify the Lenders of each such request.  Each Lender shall
notify the Agent in writing  within 30   days  after such Lender  receives
such notice from the Agent, whether such Lender in its sole discretion agrees to such extension (each such Lender agreeing to such extension being hereinafter referred to as a "Consenting Lender"). In the event that a Lender shall fail to so notify the Agent within such 30day period, whether it agrees to such extension, such Lender shall be deemed to have refused to grant the requested extension. Upon receipt by the Agent of the consent of all the Lenders within such 30day period, the Revolving Credit Termination Date or Dates shall be automatically extended for 364 days. In the event the Company and all the Lenders do not consent to the requested extension of the Revolving Credit Termination Date, such Revolving Credit Termination Date shall take place as scheduled.
SECTION   2.          INTEREST AND CHANGE IN CIRCUMSTANCES.
  Section  2.1.    Interest Rate Options.
         (a) Portions. Subject to the terms and conditions of this Section - 2, portions of the principal indebtedness evidenced by the Notes (all of the indebtedness evidenced by the Notes bearing interest at the same rate for the same period of time being hereinafter referred to as a "Portion") may, at the option of the Company, bear interest with reference to the Domestic Rate ("Domestic Rate Portions") or with reference to the Adjusted LIBOR ("LIBOR Portions"), and Portions may be converted from time to time from one basis to another. All of the indebtedness evidenced by a particular Class of Notes which is not part of a LIBOR Portion shall constitute a single Domestic Rate Portion. All of the indebtedness evidenced by Notes of the same type which bears interest with reference to a particular Adjusted LIBOR for a particular Interest Period shall constitute a single LIBOR Portion. There shall not be more than five
(5) LIBOR Portions applicable to the Notes outstanding at any one time, and each Lender shall have a ratable interest in each Portion based on its Percentage. Anything contained herein to the contrary notwithstanding, the obligation of the Lenders to create, continue or effect by conversion any LIBOR Portion shall be conditioned upon the fact that at the time no Default or Event of Default shall have occurred and be continuing. The Company hereby promises to pay interest on each Portion at the rates and times specified in this
Section 2.
         (b) Domestic Rate Portion. Each Domestic Rate Portion shall bear interest at the rate per annum determined by adding the Applicable Margin to the Domestic Rate as in effect from time to time, provided that if a Domestic Rate Portion or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof at the rate per annum determined by adding 2% to the interest rate which would otherwise be applicable thereto from time to time. Interest on each Domestic Rate Portion shall be payable quarterly in arrears on the last day of each March, June, September and December in each year (commencing September 30, 1998) and at maturity of the

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applicable  Notes,  and  interest  after  maturity  (whether  by  lapse of time, acceleration or otherwise) shall be due and payable upon demand. Any change in the interest rate on the Domestic Rate Portions resulting from a change in the Domestic Rate shall be effective on the date of the relevant change in the Domestic Rate.
         (c) LIBOR Portions. Each LIBOR Portion shall bear interest for each Interest Period selected therefor at a rate per annum determined by adding the Applicable LIBOR Margin to the Adjusted LIBOR for such Interest Period, provided that if any LIBOR Portion is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof through the end of the Interest Period then applicable thereto at the rate per annum determined by adding 2% to the interest rate which would otherwise be applicable thereto, and effective at the end of such Interest Period such LIBOR Portion shall automatically be converted into and added to the applicable Domestic Rate Portion and shall thereafter bear interest at the interest rate applicable to such Domestic Rate Portion after default. Interest on each LIBOR Portion shall be due and payable on the last day of each Interest Period applicable thereto and, with respect to any Interest Period applicable to a LIBOR Portion in excess of 3 months, on the date occurring every 3 months after the date such Interest Period began and at the end of such Interest Period, and interest after maturity (whether by lapse of time, acceleration or otherwise) shall be due and payable upon demand. The Company shall notify the Agent on or before 11:00 a.m. (Chicago time) on the third Business Day preceding the end of an Interest Period applicable to a LIBOR Portion whether such LIBOR Portion is to continue as a LIBOR Portion, in which event the Company shall notify the Agent of the new Interest Period selected therefor, and in the event the Company shall fail to so notify the Agent, such LIBOR Portion shall automatically be converted into and added to the applicable Domestic Rate Portion as of and on the last day of such Interest Period. The Agent shall promptly notify each Lender of each notice received from the Company pursuant to the foregoing provision.
  Section 2.2. Minimum LIBOR Portion Amounts. Each LIBOR Portion shall be in an amount equal to $1,000,000 or such greater amount which is an integral multiple of $500,000.
  Section 2.3. Computation of Interest. All interest on the Loans constituting part of the Domestic Rate Portion shall be computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed. All interest on the Loans constituting all or part of a LIBOR Portion shall be computed on the basis of a year of 360 days for the actual number of days elapsed.
  Section 2.4. Manner of Rate Selection. The Company shall notify the Agent by 11:00 a.m. (Chicago time) at least 3 Business Days prior to the date upon which the Company requests that any LIBOR Portion be created or that any part of the applicable Domestic Rate Portion be converted into a LIBOR Portion (each such notice to specify in each instance the amount thereof and the Interest Period selected therefor), and the Agent shall promptly notify each Lender of each notice received from the Company pursuant to the foregoing provision. If any request is made to convert a LIBOR Portion into another type of Portion available hereunder, such conversion shall only be made so as to become effective as of the last day of the Interest Period applicable thereto. All requests for the creation, continuance and conversion of Portions under this Agreement shall be irrevocable. Such requests may be written or oral and the Agent is hereby authorized to honor

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telephonic requests for creations,  continuances and conversions  received by it from any person the Agent in good faith believes to be an Authorized Representative without the necessity of independent investigation, the Company hereby indemnifying the Agent and the Lenders from any liability or loss ensuing from so acting.
  Section 2.5. Change of Law. Notwithstanding any other provisions of this Agreement or any Note, if at any time any Lender shall determine in good faith that any change in applicable laws, treaties or regulations or in the interpretation thereof makes it unlawful for such Lender to create or continue to maintain any LIBOR Portion, it shall promptly so notify the Agent (which shall in turn promptly notify the Company and the other Lenders) and the obligation of such Lender to create, continue or maintain any such LIBOR Portion under this Agreement shall terminate until it is no longer unlawful for such Lender to create, continue or maintain such LIBOR Portion. The Company, on demand, shall, if the continued maintenance of any such LIBOR Portion is unlawful, thereupon prepay the outstanding principal amount of the affected LIBOR Portion, together with all interest accrued thereon and all other amounts payable to affected Lender with respect thereto under this Agreement; provided, however, that the Company may elect to convert the principal amount of the affected Portion into another type of Portion available hereunder, subject to the terms and conditions of this Agreement.
  Section 2.6. Unavailability of Deposits or Inability to Ascertain Adjusted LIBOR. Notwithstanding any other provision of this Agreement or any Note, if prior to the commencement of any Interest Period, the Required Lenders shall determine in good faith that deposits in the amount of any LIBOR Portion scheduled to be outstanding during such Interest Period are not readily available to such Lenders in the relevant market or, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining Adjusted LIBOR Rate, then such Lenders shall promptly give notice thereof to the Agent (which shall in turn promptly notify the Company and the other Lenders) and the obligations of the Lenders to create, continue or effect by conversion any such LIBOR Portion in such amount and for such Interest Period shall terminate until deposits in such amount and for the Interest Period selected by the Company shall again be readily available in the relevant market and adequate and reasonable means exist for ascertaining Adjusted LIBOR Rate, as the case may be.
  Section 2.7. Taxes and Increased Costs. With respect to any LIBOR Portion, if any Lender shall determine in good faith that any change in any applicable law, treaty, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, treaty, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over such Lender or its lending branch or the LIBOR Portions contemplated by this Agreement (whether or not having the force of law), shall:
                   (i) impose, increase, or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, or any other acquisition of funds or disbursements by, such Lender which is not in any instance already accounted for in computing the interest rate applicable to such LIBOR Portion;
                  (ii) subject such Lender, any LIBOR Portion or a Note to the extent it evidences

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         such a Portion to any tax (including,  without  limitation,  any United
         States  interest   equalization   tax  or  similar  tax  however  named
         applicable to the acquisition or holding of debt obligations and any interest or penalties with respect thereto), duty, charge, stamp tax, fee, deduction or withholding in respect of this Agreement, any LIBOR Portion or a Note to the extent it evidences such a Portion, except such taxes as may be measured by the overall net income or gross receipts of such Lender or its lending branches and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Lender's principal executive office or its lending branch is located;
                 (iii) change the basis of taxation of payments of principal and interest due from the Company to such Lender hereunder or under a Note to the extent it evidences any LIBOR Portion (other than by a change in taxation of the overall net income or gross receipts of such Lender or its lending branches); or
                  (iv) impose on such Lender any penalty with respect to the foregoing or any other condition regarding this Agreement, any LIBOR Portion, or its disbursement, or a Note to the extent it evidences any LIBOR Portion;
and such Lender shall determine in good faith that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Lender of creating or maintaining any LIBOR Portion hereunder or to reduce the amount of principal or interest received or receivable by such Lender (without benefit of, or credit for, any prorations, exemption, credits or other offsets available under any such laws, treaties, regulations, guidelines or interpretations thereof), then the Company shall pay on demand to the Agent for the account of such Lender from time to time as specified by such Lender such additional amounts as such Lender shall reasonably determine are sufficient to compensate and indemnify it for such increased cost or reduced amount; provided, however, that the Company shall not be obligated to pay any such amount or amounts to the extent such additional cost or payment was incurred or
paid by such Lender more than ninety  (90)   days prior to the date of the
delivery of the certificate referred to in the immediately following sentence (nothing herein to impair or otherwise affect the Company's liability hereunder for costs or payments subsequently incurred or paid by such Lender). If a Lender makes such a claim for compensation, it shall provide to the Company (with a copy to the Agent) a certificate setting forth the computation of the increased cost or reduced amount as a result of any event mentioned herein in reasonable detail and such certificate shall be conclusive if reasonably determined.
  Section 2.8. Change in Capital Adequacy Requirements. If any Lender shall determine that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any of its branches) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such corporation's capital, as the case may be, as a consequence of such Lender's obligations hereunder or for the credit which is the subject matter hereof to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance

(taking into consideration such Lender's or such corporation's policies with respect to liquidity and capital adequacy) by an amount deemed by such Lender to
be material,  then from time to time,  within  fifteen  (15)   days  after
demand by such Lender, the Company shall pay to the Agent for the account of such Lender such additional amount or amounts reasonably determined by such
Lender as will compensate such Lender for such reduction; provided, however, that the Company shall not be obligated to compensate such Lender to the extent its rate of return was so reduced more than ninety (90) .days prior to the date of such demand (nothing herein to impair or otherwise affect the Company's liability hereunder to compensate for subsequent reductions in such Lender's rate of return).
  Section  2.9. Funding Indemnity. In the event any Lender shall incur any loss, cost or expense (including, without limitation, any loss (including loss of profit), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired or contracted to be acquired by such Lender to fund or maintain its part of any LIBOR Portion or the relending or reinvesting of such deposits or other funds or amounts paid or prepaid to such Lender) as a result of:
                   (i) any payment of a LIBOR Portion on a date other than the last day of the then applicable Interest Period for any reason, whether before or after default, and whether or not such payment is required by any provisions of this Agreement; or
                  (ii) any failure by the Company to create, borrow, continue or effect by conversion a LIBOR Portion on the date specified in a notice given pursuant to this Agreement;
then, upon the demand of such Lender, the Company shall pay to the Agent for the account of such Lender such amount as will reimburse such Lender for such loss, cost or expense. If a Lender requests such a reimbursement, it shall provide to the Company (with a copy to the Agent) a certificate setting forth the computation of the loss, cost or expense giving rise to the request for reimbursement in reasonable detail and such certificate shall be conclusive if reasonably determined; provided, however, that the Company shall not be obligated to pay any such amount or amounts to the extent such loss, cost or
expense was incurred by such Lender more than ninety  (90)   days prior to
the date of the delivery of such certificate (nothing herein to impair or otherwise affect the Company's liability hereunder to compensate for any subsequent loss, cost, or expense incurred by such Lender).
 Section   2.10.  Lending Branch. Each Lender may, at its option, elect to make, fund or maintain its pro rata share of the Loans hereunder at the branches, offices, subsidiaries or affiliates specified on the signature pages hereof or on any Assignment Agreement executed and delivered pursuant to
Section 11.10 hereof or at such of its branches, offices, subsidiaries or affiliates as such Lender may from time to time elect. All the terms of this Agreement shall only apply to any such branch, office, subsidiary or affiliates and the Loans and Notes issued hereunder shall be deemed held by each Lender for the benefit of any such branch, office, subsidiary or affiliate. To the extent reasonably possible, a Lender shall designate an alternate branch or funding office with respect to its pro rata share of the LIBOR Portions to reduce any
liability of the Company to such Lender under  Section   2.7  hereof or to
avoid the  unavailability  of an interest rate option under  Section   2.6
hereof, so long as such designation is not otherwise disadvantageous to the Lender.

 Section  2.11.   Discretion   of  Lenders  as  to  Manner  of  Funding.
Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Notes in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including, without
limitation,  determinations under Sections   2.6, 2.7 and 2.9 hereof) shall
be made as if each Lender had actually funded and maintained each LIBOR Portion during each Interest Period applicable thereto through the purchase of deposits in the relevant market in the amount of its pro rata share of such LIBOR Portion, having a maturity corresponding to such Interest Period, and bearing an interest rate equal to the LIBOR Rate, as the case may be, for such Interest Period. SECTION 3. FEES, PREPAYMENTS AND TERMINATIONS.
  Section        3.1.    Fees.
         (a) Facility Fee. For the period from and including the date hereof to but not including the Revolving Credit Termination Date, the Company shall pay to the Agent for the account of the Lenders a facility fee at the rate of 1/10 of 1% (0.10%) per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily amount of the Revolving Credit Commitments (whether or not in use). Such facility fee shall be payable quarterly in arrears on the last day of each March, June, September and December
in each year (commencing  December   31, 1998) and on the Revolving Credit
Termination Date.
         (b) Agent's Fee. On July   30,  1999 and on the date occurring on
each anniversary of such date when any credit, or commitment to extend credit, is outstanding hereunder, the Company shall pay to the Agent, for its own use and benefit, an Agent's fee as mutually agreed upon by the Company and the Agent.
  Section   3.2.  Voluntary  Prepayments.   The  Company  shall  have  the
privilege of prepaying the Notes in whole or in part (but if in part, then in a minimum amount of $500,000 or such greater amount which is an integral multiple of $100,000 as to any particular class of Notes being prepaid) at any time upon notice to the Agent prior to 11:00 a.m. (Chicago time) on the date fixed for prepayment (such notice if received subsequent to 11:00 a.m. (Chicago time) on a given day to be treated as though received at the opening of business on the next Business Day), of which the Agent shall promptly so notify the Lenders, by paying to the Agent for the account of the Lenders the principal amount to be
prepaid and  (i)   if such a  prepayment  prepays the Notes in full and is
accompanied by the termination in whole of the Revolving Credit Commitments, accrued interest thereon to the date of prepayment and (ii) any amounts due to the Lenders under Section 2.9 hereof.
  Section   3.3.  Terminations.   The Company shall have the
right at any time and from time to time, upon 5 Business Days' prior notice to the Agent (which shall promptly so notify the Lenders), to ratably terminate without premium or penalty and in whole or in part (but if in part, then in an aggregate amount not less than $1,000,000 or such greater amount which is an integral multiple of $500,000) the Revolving Credit Commitments; provided, however, that the Revolving Credit Commitments may not be reduced to an amount less than the aggregate principal amount of the Loans then outstanding.
  Section 3.4. Place and Application of Payments. All payments of principal, interest, fees and all other Obligations payable hereunder and under the other Loan Documents shall be made to the Agent at its office at 111 West Monroe Street, Chicago, Illinois (or at such other place as the

Agent may specify) on the date any such payment is due and payable. Payments received by the Agent after 11:00 a.m. (Chicago time) shall be deemed received as of the opening of business on the next Business Day. All such payments shall be made in lawful money of the United States of America, in immediately available funds at the place of payment, without set-off or counterclaim and without reduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions and conditions of any nature imposed by any government or any political subdivision or taxing authority thereof (but excluding any taxes imposed on or measured by the net income of any Lender). Except as herein provided, all payments shall be received by the Agent for the ratable account of the Lenders and shall be promptly distributed by the Agent ratably to the Lenders. Principal payments (including prepayments) on the Notes shall first be applied to the Domestic Rate Portion of such Notes until payment in full thereof, with any balance applied to LIBOR Portions of such Notes in the order in which their Interest Periods expire.
         Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations, in each instance, by the Agent or any of the Lenders after the occurrence of an Event of Default shall be remitted to the Agent and distributed as follows:
                   (a) first, to the payment of any outstanding costs and expenses incurred by the Agent in protecting, preserving or enforcing rights under this Agreement or any of the other Loan Documents, and in any event including all costs and expenses of a character which the
         Company has agreed to pay under Section   11.4 hereof (such funds
         to be retained by the Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Agent);
                   (b) second, to the payment of any outstanding interest or other fees or amounts due under this Agreement or any of the other Loan Documents other than for principal, pro rata as among the Agent and the Lenders in accord with the amount of such interest and other fees or amounts owing each;
                   (c) third, to the payment of the principal of the Notes, pro rata as among the Lenders in accord with the then respective unpaid principal balances of the Notes;
                   (d) fourth, to the Agent and the Lenders pro rata in accord with the amounts of any other indebtedness, obligations or liabilities of the Company owing to them and secured by the Collateral Documents unless and until all such indebtedness, obligations and liabilities have been fully paid and satisfied; and
                   (e) fifth, to the Company or to whoever the Agent reasonably determines to be lawfully entitled thereto.
  Section 3.5. Notations. Each Loan made against a Note, the status of all amounts evidenced by a Note as constituting part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the rates of interest and Interest Periods applicable to such Portion shall be recorded by the relevant Lender on its books and records or, at its option in any instance, endorsed on a schedule to the applicable Note of such Lender and the unpaid principal balance and status, rates and Interest Periods so recorded or endorsed by such Lender shall be prima facie evidence in any court or other proceeding brought to enforce such Note of the principal amount remaining unpaid thereon, the status of the Loan or Loans evidenced thereby and the interest rates and Interest Periods applicable thereto; provided that the failure of a Lender to record any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay the principal amount of each Note together with accrued interest thereon.

SECTION  4. GUARANTIES.

  Section 4.1. Subsidiary Guaranties. The Loans and other Obligations shall be guaranteed by each Material Subsidiary pursuant to a written guaranty from such Material Subsidiary in form and substance reasonably acceptable to the Required Lenders; provided that no such guaranty shall be required from Anicom Canada so long as 65% of the capital stock of Anicom Canada is pledged to secure the obligations under the Pledge Agreement.

SECTION  5.          DEFINITIONS; INTERPRETATION.
  Section 5.1. Definitions. The following terms when used herein shall have the following meanings: "Acquisition" means (i) the acquisition of all or any substantial part of the assets, property or business of any other person, firm or corporation, or (ii) any acquisition of a majority of common stock, warrants or other equity securities of any firm or corporation. "Adjusted LIBOR" means a rate per annum determined by the Agent in accordance with the following formula:


                    Adjusted  LIBOR  =         LIBOR
                                        ----------------------
                                        100%-Reserve Percentage

"Reserve  Percentage"  means, for the purpose of computing  Adjusted
LIBOR, the maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental or other special reserves) imposed by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on Eurocurrency liabilities (as such term is defined in Regulation D) for the applicable Interest Period as of the first day of such Interest Period, but subject to any amendments to such reserve requirement by such Board or its successor, and taking into account any transitional adjustments thereto becoming effective during such Interest Period. For purposes of this definition, LIBOR Portions shall be deemed to be Eurocurrency liabilities as defined in Regulation D without benefit of or credit for prorations, exemptions or offsets under Regulation D. "LIBOR" means, for each Interest Period, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) 2 Business Days before the beginning of such Interest Period by 3 or more major banks in the interbank eurodollar market selected by the Agent for a period equal to such Interest Period and in an amount equal or comparable to the applicable LIBOR Portion scheduled to be outstanding from the Agent during such Interest Period. "LIBOR Index Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the date 2 Business Days before the commencement of such Interest Period. "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Banker's Association Interest Settlement Rates for U.S. Dollar deposits). Each determination of LIBOR made by the Agent shall be conclusive and binding on the Company and the Lenders absent manifest error.
         "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise.
         "Agent" means Harris Trust and Savings Bank and any successor thereto appointed pursuant to Section 10.1 hereof.
         "Agreement" means this Credit Agreement, as the same may be amended, modified or restated from time to time in accordance with the terms hereof.
         "Anicom Canada" means Anicom Multimedia Wiring Systems Incorporated, a corporation organized under the laws of Nova Scotia, Canada.
          "Applicable Margin" shall mean with respect to each type of Portion specified below the rate specified for such Obligation in the chart below, subject to quarterly adjustment as hereinafter provided:


       When Following                Applicable                   Applicable
   Status Exists For any               Margin                     Margin For
           Margin                For Domestic Rate                  LIBOR
     Determination Date             Portion Is:                  Portions Is:


Level I Status                        (0.50%)                        .50%

Level II Status                       (0.50%)                        .75%

Level III Status                      (0.50%)                       .875%

Level IV Status                       (0.25%)                       1.00%

provided, however, that all of the foregoing percentages set forth in the chart above are subject to the following:
                   (i) on or before  the date that is ten  (10)   Business
         Days after the latest date by which the Company is required to deliver a Compliance Certificate to the Agent for a given quarterly accounting
         period pursuant to Section   8.5(c) hereof (each date that is ten
         Business

         Days after the latest date by which the Company is required to deliver a Compliance Certificate to the Agent being herein referred to as the "Margin Determination Date"), the Agent shall determine whether Level I Status, Level II Status, Level III Status or Level IV Status exists as of the close of the applicable quarterly accounting period (each, a "quarterly test period") and shall also determine the Interest Coverage Ratio and Debt to Earnings Ratio as of such close, in each case based upon such Compliance Certificate and the financial statements delivered
         to the Agent under  Section   8.5 hereof for such  quarterly test
         period, and shall promptly notify the Company of such determination and of any change in the Applicable Margin resulting therefrom;
                  (ii) the Applicable Margin for the Loans shall be the rate set forth in the chart above,  after giving effect to adjustments  pursuant
         to  clause   (iii) of this  proviso  below,  unless the  Interest
         Coverage Ratio as of the close of such quarterly test period is less than 2.5 to<-1- 32>1.0. In such event, the Applicable Margin for the Loans in each case shall be .0625% above the rate otherwise specified hereunder (after giving effect to adjustments pursuant to such clause
         (iii) hereof);
                 (iii) the Applicable Margin for the Loans shall be the rate set forth in the chart above, after giving effect to adjustments pursuant
         to  clause   (ii)  of this  proviso  above,  unless  the  Debt to
         Earnings Ratio as of the close of the relevant quarterly test period is greater than 2.75 to 1.0. In such event, the Applicable Margin for the Loans in each case shall be .25% above the rate otherwise specified hereunder (after giving effect to adjustments pursuant to such clause
         (ii) hereof);
                  (iv) any change in the  Applicable  Margin  (except for such a change pursuant to clause  (iii) hereof) shall be effective as of such Margin Determination Date, with such new Applicable Margin to continue in effect until the next Margin Determination Date. If the Company has not delivered a Compliance Certificate by the date such Compliance Certificate is required to be delivered under Section
         8.5 hereof, until a Compliance Certificate is delivered before the next Margin Determination Date, the Applicable Margin shall be the Applicable Margin for Level IV Status as if the Debt to Earnings Ratio
         as calculated  for purposes of clause   (iii)  above were greater
         than 2.75 to 1.0. If the Company subsequently delivers a Compliance Certificate before the next Margin Determination Date, the Applicable Margin established by such Compliance Certificate shall take effect
         from the date ten  (10)   Business  Days  after  the date of such
         delivery and remain effective until the next Margin Determination Date; and
                   (v) the initial Applicable Margin in effect through the first Margin Determination Date shall be the Applicable Margin for Level I
         Status.  "Assignment  Agreements"  is defined in  Section   11.10
         hereof. "Authorized Representative" means those persons shown on the list of officers provided by
the Company  pursuant to  Section   7.2(a)  hereof or on any update of any
such list provided by the Company to the Agent, or any further or different officer of the Company so named by any Authorized Representative of the Company in a written notice to the Agent.
         "Borrowing" means the total of Loans of a single type made to the Company by all the Lenders on a single date, and if such Loans are to be part of a LIBOR Portion, for a single Interest

Period. Borrowings of Loans are made and maintained ratably from each of the Lenders according to their Percentages of the applicable Commitments.
         "Business Day" means any day other than a Saturday or Sunday on which banks are not authorized or required to close in Chicago, Illinois and, when used with respect to LIBOR Portions, a day on which banks are also dealing in United States Dollar deposits in London, England and Nassau, Bahamas.
         "Canadian Debt" means the indebtedness of Anicom Canada arising from a loan made by the Canadian Lender in an aggregate principal amount equal to the U.S. Dollar equivalent of $35,000,000 to finance a like amount of the purchase price payable by Anicom Canada for the Texcan Acquisition.
         "Canadian Lender" means a commercial bank in Canada.
          "Capital Lease" means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.
         "Capitalized Lease Obligation" means the amount of the liability shown on the balance sheet of any Person in respect of a Capital Lease determined in accordance with GAAP.
         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.
         "Company" is defined in the introductory paragraph hereof.
         "Compliance Certificate" is defined in Section 8.5 hereof. "Consolidated Net Income" means, for any period, the net income (or net loss) of the Company and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP, including without limitation interest income and, without limiting the foregoing, after deduction from gross income of all expenses and reserves, including reserves for all taxes on or measured by income, but excluding any extraordinary profits and also excluding any taxes on such profits.
         "Convertible   Preferred   Stock"  shall  mean  the   Series B
Convertible Preferred Stock issued by the Company on September 21, 1998.
         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.
         "Current Ratio" means, as of any time the same is to be determined, the ratio of current assets of the Company and its Subsidiaries to current liabilities of the Company and its Subsidiaries, all as determined on a consolidated basis in accordance with GAAP consistently applied, but, in any event subject to the following restrictions and limitations:
                   (a) current liabilities for such purposes shall include all loans outstanding hereunder or under the Long-Term Credit Agreement which mature within one year of such date of determination;
                   (b) current liabilities for such purposes shall exclude all Special Post-Closing Acquisition Liabilities; and
                   (c) current assets for such purposes shall include all prepaid expenses. "Debt to Earnings Ratio" means, as of any time the same is to be determined, the ratio of
Total Funded Debt at such time to EBITDA for the four fiscal quarters of the Company then ended.

         "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.
         "Domestic Rate" means,  for any day, the greater of (i) the rate of interest announced by the Agent from time to time as its prime commercial rate, as in effect on such day (it being understood and agreed that such rate may not be the Agent's best or lowest rate); and (ii) the sum of (x)
the rate determined by the Agent to be the average (rounded upwards, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Agent for the sale to the Agent at face value of Federal funds in an amount equal or comparable to the principal amount owed to the Agent for which such rate is being determined, plus (y) 1/2 of 1%.
         "Domestic Rate Portions" is defined in Section >2.1(a) hereof.
         "EBIT" means, for any period, Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income amount for such period for Interest Expense and for foreign, federal, state and local income tax expense.
         "EBITDA" means, for any period, EBIT for such period plus all amounts deducted in arriving at such EBIT in respect of all (i) amounts properly charged for depreciation of fixed assets and amortization of Capital Leases and intangible assets during such period on the books of the Company and its Subsidiaries and (ii) (to the extent such period includes the third fiscal
quarter of the fiscal year the  Company  ended on or about  December   31,
1998) all the Fiscal 1998 Charges during such period, all as determined in accordance with GAAP.
         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.
         "Event of Default" means any event or condition identified as such in
Section 9.1 hereof.
         "Existing Lenders" means Harris Trust and Savings Bank, The First National Bank of Chicago and LaSalle National Bank.
         "Existing Credit Agreement" means the Short-Term Credit Agreement dated as of June 30, 1998, among the Company, Harris Trust and Savings Bank, as
Agent and the Existing Lenders, as amended and supplemented.
         "Fiscal 1998 Charges" means up to $5,158,000 of the charges taken by the Company against its earnings in the third fiscal quarter of its fiscal year ended on or about December 31, 1998 for the Company's costs (including internal costs) related to the Texcan Acquisition (including the consolidation of redundant facilities).
         "GAAP" means generally accepted accounting principles as in effect from time to time, applied by the Company and its Subsidiaries on a basis consistent with the preparation of the Company's most recent financial statements furnished to the Lenders pursuant to Section 6.5 hereof.
         "Guarantor"  means each  Material  Subsidiary  (other than,  subject to
Section 4.1,  Anicom Canada) of the Company that executes and delivers to the Agent a Guaranty Agreement.
         "Guaranty Agreement" means each guaranty issued by a Material Subsidiary to the Agent guaranteeing all or any Obligations.
         "Indebtedness for Borrowed Money" means for any Person (without duplication) (i) all indebtedness created, assumed or incurred in any manner by such Person representing money
borrowed  (including  by the  issuance  of  debt  securities),  (ii)   all
indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business which are not
more than sixty  (60)   days  past  due),  (iii)   all  indebtedness
secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (iv) all Capitalized Lease Obligations of such Person and (v) all obligations of such Person on or with respect to letters of credit, bankers' acceptances and other extensions of credit whether or not representing obligations for borrowed money.
         "Intangible Assets" means, as of any time the same is to be determined, goodwill, patents, trademarks, copyrights and franchises of the Company and its Subsidiaries (including, without limitation, unamortized debt discount and expense, organization costs and deferred research and development expense) determined on a consolidated basis in accordance with GAAP.
         "Interest Expense" means, with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of the Company and its Subsidiaries for such period as computed on a consolidated basis in accordance with GAAP.
         "Interest Period" means, with respect to any LIBOR Portion, the period commencing on, as the case may be, the creation, continuation or conversion date with respect to such LIBOR Portion and ending 1, 2, 3 or 6 months thereafter as selected by the Company in its notice as provided herein; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:
                   (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless in the case of an Interest Period for a LIBOR Portion the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
                  (ii) no Interest Period may extend beyond the final maturity date of the relevant Notes;
                 (iii) the interest  rate to be  applicable  to each Portion for each Interest Period shall apply from and including the first day of such Interest Period to but excluding the last day thereof; and
                  (iv) no Interest Period may be selected if after giving effect thereto the Company will be unable to make a principal payment scheduled to be made during such Interest Period without paying part of a LIBOR Portion on a date other than the last day of the Interest Period applicable thereto.
For purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on a numerically corresponding day in the next calendar month, provided, however, if an Interest Period begins on the last day of a month or if there is no numerically corresponding day in the month in which an Interest Period is to end, then such Interest Period shall end on the last Business Day of such month.
         "Lender" means Harris Trust and Savings Bank, the other signatories hereto (other than the Company) and all other lenders becoming parties hereto pursuant to Section 11.10 hereof.
         "Leverage Ratio" means, as of any time the same is to be determined, the ratio of Total

Funded Debt of the Company and its Subsidiaries to Total Capitalization of the Company and its Subsidiaries, all as determined on a consolidated basis in accordance with GAAP.
         "Level I Status" shall mean, for any Margin  Determination Date, that as of the close of the quarterly test period with reference to which such Margin Determination Date was set, the Pricing Leverage Ratio is less than or equal to 10%.
         "Level II Status" shall mean, for any Margin Determination Date, that as of the close of the quarterly test period with reference to which such Margin Determination Date was set, the Pricing Leverage Ratio is greater than 10% but less than or equal to 20%.
         "Level III Status" shall mean, for any Margin Determination Date, that as of the close of the quarterly test period with reference to which such Margin Determination Date was set, the Pricing Leverage Ratio is greater than 20% but less than or equal to 30%.
         "Level IV Status" shall mean, for any Margin Determination Date, that as of the close of the quarterly test period with reference to which such Margin Determination Date was set, the Pricing Leverage Ratio is greater than 30%.
         "LIBOR Portions" means and includes LIBOR Portions, unless the context in which such term is used shall otherwise require.
         "LIBOR Portions" is defined in Section 2.1(a) hereof.
         "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.
         "Loan Documents" means this Agreement, the Notes, the Assignment Agreements and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.
         "Loans" is defined is Section 1.2 hereof.
         "Long-Term Credit Agreement" means that certain LongTerm Multicurrency Credit Agreement dated as of even date herewith among the Company, Harris Trust and Savings Bank, individually and as agent, The First National Bank of Chicago, LaSalle National Bank, Bank of America National Trust and Savings Association and the other lenders from time to time party thereto, as amended and supplemented from time to time.
         "Material Subsidiary" means any Subsidiary which has, as of the close of any completed fiscal year of the Company (commencing with the Company's fiscal year ending December 31, 1996), EBITDA for any such fiscal year (directly and together with its subsidiaries) greater than 7% of the EBITDA of the Company and its Subsidiaries for any such fiscal year on a consolidated basis in accordance with GAAP.
         "Non-Material Subsidiary" means each Subsidiary other than a Material Subsidiary.
         "Notes" is defined in Section 1.2 hereof.
         "Obligations" means all obligations of the Company to pay principal and interest on the Loans, all fees and charges payable hereunder, and all other payment obligations of the Company arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.
         "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.
         "Percentage" means, for each Lender, the percentage of the Revolving Credit Commitments represented by such Lender's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Lender of the aggregate principal amount of all outstanding Obligations.
         "Person" means an individual, partnership, corporation, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.
         "Plan"  means any  employee  pension  benefit plan covered by Title
IV of ERISA or subject to the minimum  funding  standards  under  Section
412 of the Code  that  either  (i)   is  maintained  by a member of the
Controlled Group for employees of a member of the Controlled  Group, or (ii)
is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.
         "Pledge Agreement" means that certain Pledge Agreement dated as of even date herewith between the Company and the Agent.
         "Portion" is defined in Section 2.1(a) hereof.
         "Pricing Leverage Ratio" means, as of any time the same is to be determined, the ratio of Total Funded Debt to Total Capitalization of the Company and its Subsidiaries, all as determined on a consolidated basis in accordance with GAAP.
         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
         "Put/Call Agreement" means any contract whereby the Company obligates itself to purchase the Canadian Debt from the Canadian Lender.
         "Required Lenders" means, as of the date of determinations thereof, those Lenders holding at least 66-2/3% of the Revolving Credit Commitments or, in the event that no Revolving Credit Commitments are outstanding hereunder, holding at least 66-2/3% in aggregate principal amount of the Loans.
         "Revolving Credit" is defined in Section 1.1 hereof.
         "Revolving Credit Commitments" means the commitments of the Lenders to extend credit under the Revolving Credit in the amounts set forth opposite their signatures hereto under the heading "Revolving Credit Commitment" and opposite their signatures on Assignment Agreements delivered pursuant to Section
11.10 hereof under the heading "Revolving Credit Commitment", as such amounts may be reduced pursuant hereto.
         "Revolving Credit Note" is defined in Section 1.2 hereof.
         "Revolving Credit Termination Date" means June 30, 1999, or such earlier date on which the Revolving Credit Commitments are terminated in whole
pursuant to  Section   3.3,  9.2 or 9.3  hereof,  or in such later date to
which the Revolving Credit Termination Date is extended pursuant to Section 1.4 hereof.
         "Shareholders'  Equity"  means,  as  of  any  time  the  same  is to be
determined,  the sum (without  duplication) of (i)   shareholders'  equity
(including all capital stock, additional
paid-in-capital and retained earnings after deducting treasury stock, but excluding minority interests in subsidiaries) which would appear on the balance sheet of the Company and its Subsidiaries plus (to the extent not included in such Shareholders' Equity) (ii) the Convertible Preferred Stock, all as determined on a consolidated basis in accordance with GAAP.
         "SEC" means the Securities and Exchange Commission or any successor agency thereto.
         "Special Post-Closing Acquisition Liabilities" means as of any time, those liabilities established by the Company after making an Acquisition which survive such Acquisition associated with the Property or Person so acquired, or the employees of such Person, to the extent (i) such liabilities are reflected as a current liability in accordance with GAAP on a consolidated balance sheet of the Company and its Subsidiaries, (ii) the creation of such liabilities is offset by a concurrent debit of like amount in accordance with GAAP to the goodwill of the Company and its Subsidiaries and (iii) such liabilities have been reasonably described in the most recent Compliance Certificate submitted to the Agent.
         "Subordinated Indebtedness" means, as of any time the same is to be determined, indebtedness of the Company or any Subsidiary subordinated in right of payment to the Obligations, pursuant to documentation containing interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Lenders. The Lenders further acknowledge and agree that subordination provisions in the form or substantially the form annexed hereto as Exhibit D constitute subordination provisions satisfactory in form and substance to the Lenders.
         "Subsidiary" means any corporation or other Person more than 50% of the outstanding ordinary voting shares or other equity interests of which is at the time directly or indirectly owned by the Company, by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries.
         "Tangible Net Worth" means, as of any time the same is to be determined, Shareholders' Equity less the sum of (i) all notes receivable from  officers and  employees of the Company and its  Subsidiaries  and (ii)
 Intangible Assets.
         "Texcan" means, collectively, Texcan Cables, Inc., a Nevada corporation, Texcan Cables International, Inc., a Nevada corporation and Texcan Cables Limited, a Canadian corporation.
         "Texcan  Acquisition" means the acquisition of all or substantially all
of the assets of Texcan by Anicom Canada on September   21,  1998 pursuant
to that certain Asset Purchase  Agreement dated as of September   21, 1998
between the Company, Anicom Canada and Texcan.
         "Total Capitalization" means the sum of Total Funded Debt and Shareholders' Equity.
         "Total Funded Debt" means, at any time the same is to be determined, the aggregate of all Indebtedness for Borrowed Money of the Company and its Subsidiaries at such time, plus all Indebtedness for Borrowed Money of any other Person which is directly or indirectly guaranteed by the Company or any of its Subsidiaries or which the Company or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Company or any of its Subsidiaries has otherwise assured a creditor against loss.
         "Unfunded Vested Liabilities" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.
         "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.
         "Wholly-Owned Subsidiary" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Company and/or one or more Wholly-Owned Subsidiaries within the meaning of this definition.
         "Year 2000 Problem" means any significant risk that computer hardware, software, or equipment containing embedded microchips essential to the business or operations of the Company or any of the Subsidiaries will not, in the case of
dates or time periods  occurring after  December   31,  1999,  function at
least as efficiently and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations.
  Section 5.2. Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.
                     SECTION 6.      REPRESENTATIONS AND WARRANTIES.
         The Company represents and warrants to the Agent and the Lenders as follows:
  Section 6.1. Organization and Qualification. The Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, has full and adequate corporate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying.
  Section 6.2. Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to obtain such authorization, license or qualification would not result in a material adverse change in the business, financial condition or Properties of the Company and its
Subsidiaries.   Schedule   6.2  hereto  identifies  each  Subsidiary,  the
jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Company and the Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests
indicated on  Schedule   6.2 as owned by the Company or a  Subsidiary  are
owned, beneficially and of record, by the Company or such Subsidiary free and clear of all Liens. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary. Each Subsidiary that is a Material Subsidiary is so noted on
Schedule   6.2 hereto.  Each Material  Subsidiary is a Guarantor except to
the extent  Section   4.1 or  Section   8.1(b)  hereof  does not yet
require such Subsidiary to be a Guarantor.
  Section 6.3. Corporate Authority and Validity of Obligations. (a) The Company has full right and authority to enter into this Agreement and the other Loan Documents, to make the borrowings herein provided for, to issue its Notes in evidence thereof, and to perform all of its obligations hereunder and under the other Loan Documents. The Loan Documents delivered by the Company have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Company of any of the matters and things herein or therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Company or any provision of the charter, articles of incorporation or by-laws of the Company or any covenant, indenture or agreement of or affecting the Company or any of its Properties, or result in the creation or imposition of any Lien on any Property of the Company.
         (b) Guarantors. Each Guarantor has full right and authority to enter into any Loan Documents it has executed and to perform all of its obligations thereunder. The Loan Documents delivered by each Guarantor have been duly authorized, executed and delivered by such Guarantor and constitute valid and binding obligations of such Guarantor enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and such Loan Documents do not, nor does the performance or observance by such Guarantor of any of the matters and things herein or therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Company or any Guarantor or any provision of the charter, articles of incorporation or by-laws of the Company or any Guarantor or any covenant, indenture or agreement of or affecting the Company or any Guarantor or any of their Properties, or result in the creation or imposition of any Lien on any Property of the Company or any Guarantor.
  Section   6.4. Use of Proceeds;  Margin Stock. The Company shall use the proceeds of the Loans and other extensions of credit made available hereunder solely for its general working capital purposes and for such other legal and proper purposes as are consistent with all applicable laws. Neither the Company nor any Subsidiary is engaged in the business of extending credit for the

\
purpose  of  purchasing  or  carrying   margin  stock  (within  the  meaning  of
Regulation   U of the Board of Governors of the Federal  Reserve  System),
and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.
  Section 6.5.  Financial Reports.  The consolidated balance sheet of the
Company and its  Subsidiaries  as at December   31,  1997, and the related
consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of PricewaterhouseCoopers LLP, independent public accountants, and the unaudited interim consolidated balance sheet of the Company and its Subsidiaries as at June 30, 1998, and the related consolidated statements of income and cash
flows of the Company and its  Subsidiaries  for the six (6)   months  then
ended, heretofore furnished to the Lenders, fairly present the consolidated financial condition of the Company and its Subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with generally accepted accounting principles applied on a consistent basis. Neither the Company nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.
  Section   6.6. No Material Adverse Change.  Since June 30,  1998,
there has been no change in the condition (financial or otherwise) or business prospects of the Company or any Subsidiary except those occurring in the ordinary course of business, none of which individually or in the aggregate have been materially adverse.
  Section 6.7. Full Disclosure.  The statements and information furnished to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading, the Lenders acknowledging that as to any projections furnished to Lenders, the Company only represents that the same were prepared on the basis of information and estimates the Company believed to be reasonable.
  Section   6.8.  Good Title. The Company and its  Subsidiaries  each have good and defensible title to their assets as reflected on the most recent consolidated balance sheet of the Company and its Subsidiaries furnished to the Lenders (except for sales of assets by the Company and its Subsidiaries in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.12 hereof.
  Section 6.9. Litigation and Other Controversies. There is no litigation or governmental proceeding or labor controversy pending, nor to the knowledge of the Company threatened, against the Company or any Subsidiary which if adversely determined would (a) impair the validity or enforceability of, or impair the ability of the Company to perform its obligations  under,  this Agreement or
any other Loan Document or (b)   result in any material  adverse change in
the financial condition, Properties, business or operations of the Company or any Subsidiary.
  Section 6.10. Taxes. All tax returns required to be filed by the Company or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Company or any Subsidiary or upon any of their respective Properties, income or franchises, which are shown to be due and payable in such returns, have been paid. The Company does not know of any proposed additional tax assessment against it or its Subsidiaries for which adequate provision in accordance with GAAP has not been made on its accounts. Adequate provisions in accordance with GAAP for taxes on the books of the Company and each Subsidiary have been made for all open years, and for its current fiscal period.
 Section   6.11.   Approvals.  No  authorization,   consent,  license,  or
exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of the stockholders of the Company or any other Person, is or will be necessary to the valid execution, delivery or performance by the Company of this Agreement or any other Loan Document.
 Section 6.12. Affiliate Transactions. Neither the Company nor any Subsidiary is a party to any contracts or agreements with any of its Affiliates (other than with Wholly-Owned Subsidiaries) on terms and conditions which are less favorable to the Company or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other; provided that the foregoing shall not be deemed to apply to (i)
the  Put/Call  Agreement or any other  contracts or  agreements  entered into
pursuant to the  Put/Call  Agreement  and (ii)   (if the Canadian  Debt is
purchased by an Affiliate of the Company) the contracts and agreements constituting the Canadian Debt.
 Section 6.13. Investment Company; Public Utility Holding Company. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.
 Section 6.14. ERISA. The Company and each other member of its Controlled
Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under
Title   IV of ERISA other than a liability to the PBGC for premiums  under
Section   4007 of ERISA.  Neither the Company nor any  Subsidiary  has any
contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.
 Section 6.15. Compliance with Laws. The Company and each of its Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their
Properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), non-compliance with which could have a material adverse effect on the financial condition, Properties, business or operations of the Company or any Subsidiary. Neither the Company nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a material adverse effect on the financial condition, Properties, business or operations of the Company or any Subsidiary.
 Section 6.16. Other Agreements. Neither the Company nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting the Company, any Subsidiary or any of their Properties, which default if uncured would have a material adverse effect on the financial condition, Properties, business or operations of the Company or any Subsidiary.
  Section 6.17. No Default. No Default or Event of Default has occurred and is continuing.
  Section 6.18. Year 2000 Compliance. The Company and its Subsidiaries have conducted a comprehensive review and assessment of their computer applications, and have made such inquiry of their respective material suppliers, service vendors (including data processors) and customers as the Company or relevant Subsidiary (as the case may be) deem appropriate, with respect to any defect in computer software, data bases, hardware, controls and peripherals related to the occurrence of the year 2000 or the use of any date after December 31, 1999, in connection therewith. Based on the foregoing review, assessment and inquiry, the Company believes that no such defect could reasonably be expected to have a material adverse effect on the financial condition, Properties, business or operations of the Company and its Subsidiaries taken as a whole.

                     SECTION  7.      CONDITIONS PRECEDENT.
         The obligation of the Lenders to make any Loan under this Agreement is subject to the following conditions precedent:
  Section 7.1. All Advances. As of the time of the making of each extension of credit (including the initial extension of credit) hereunder:
                   (a) each of the  representations  and warranties set forth in
         Section   6 hereof and in the other Loan Documents  shall be true
         and correct as of such time, except to the extent the same expressly relate to an earlier date;
                   (b) the Company shall be in full  compliance  with all of the terms and conditions of this Agreement and of the other Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would occur as a result of making such extension of credit;
                   (c) after  giving  effect  to such  extension  of credit  the aggregate principal amount of all Loans under the Revolving Credit outstanding under this Agreement shall not exceed the Revolving Credit Commitments;
                   (d) the Commitments under the Long-Term Credit Agreement are fully utilized; and
                   (e) such  extension  of credit  shall not  violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Agent or any Lender (including,
         without  limitation,  Regulation   U of the Board of Governors of
         the Federal Reserve System) as then in effect.
The Company's request for any Loan shall constitute its warranty as to the facts specified in subsections (a) through (d), both inclusive, above.
  Section 7.2. Initial Advance. At or prior to the making of the initial extension of credit hereunder, the following conditions precedent shall also have been satisfied:
                   (a) the Agent shall have received the following for the
account of the Lenders

         (each to be properly executed and completed) and the same shall have been approved as to form and substance by the Agent:
                            (i)     the Notes;
                           (ii)     the Guaranty Agreements;
                          (iii)  copies  (executed  or  certified,   as  may  be
                  appropriate)  of all legal  documents or proceedings  taken in connection  with the execution and delivery of this  Agreement and the other  Loan  Documents  to the extent the Agent or its counsel may reasonably request; and
                           (iv) an incumbency  certificate  containing the name,
                  title  and  genuine   signatures  of  each  of  the  Company's
                  Authorized Representatives.
                   (b) the Agent shall have received the initial fees (if any) called for hereby; (c) each Lender shall have received such certifications as it may require in order to satisfy itself as to the financial condition of the Company and its Subsidiaries, and the lack of material contingent liabilities of the Company and its Subsidiaries;
                   (d) legal matters incident to the execution and delivery of this Agreement and the other Loan Documents and to the transactions contemplated hereby shall be satisfactory to each Lender and its counsel; and the Agent shall have received for the account of the Lenders the written opinion of counsel for the Company in form and substance satisfactory to the Lender and its counsel; and
                   (e) the Agent shall have received for the account of the Lenders such other agreements, instruments, documents, certificates and opinions as the Agent or the Lenders may reasonably request.
  Section 7.3. Termination of Existing Credit Agreement. Each of the Company and the Existing Lenders consent to the termination of the "Revolving Credit Commitments" under the Existing Credit Agreement effective on the date
the  conditions   set  forth  in   Section 7.2  hereof  are  satisfied,
notwithstanding  the  notice  requirements  for such  termination  set  forth in
Section 3.3 of the Existing Credit Agreement. The Existing Credit Agreement shall terminate and all amounts payable thereunder, including accrued
and unpaid  facility fees payable under  Section   3.1  thereof,  shall be
payable,  and the facility fee payable  under  Section   3.1  hereof shall
begin to accrue,  on the date that this  Agreement  has been executed by all the
parties hereto and the  conditions  set forth in Section   7.2 hereof have
been satisfied.
  Section 7.4. November 19 as Earliest Effective Date. Notwithstanding anything herein to the contrary, this Agreement shall not in any event take effect any earlier than November 19, 1998.
                     SECTION 8.      COVENANTS.
         The Company agrees that, so long as any credit is available to or in use by the Company hereunder, except to the extent compliance in any case or cases is waived in writing by the Required Lenders:
  Section  8.1. Corporate Existence;  Subsidiaries. (a) The Company shall, and shall cause each Subsidiary to, preserve and maintain its corporate existence. The Company will preserve and keep in force and effect, and cause each Subsidiary to preserve and keep in force and effect, all licenses, permits and franchises necessary to the proper conduct of its business. Notwithstanding anything contained herein to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Company may dissolve any Non-Material Subsidiary so long as such dissolution would not result in a material adverse change in the business, financial condition or Properties of the Company and its Subsidiaries or impair the rights or benefits of the Lenders under the Loan Documents.
         (b) The  Company  shall cause each  Material  Subsidiary  (other  than,
subject  to  Section   4.1,  Anicom  Canada),  whether  now  or  hereafter
existing,  to  furnish  the Agent  (i)   a  Guaranty  Agreement  from such
Material Subsidiary in the form or substantially in the form attached hereto as Exhibit E hereto or in such other form as is reasonably satisfactory to the Agent and the Required Lenders as to form and substance, and (ii) documentation acceptable to the Agent similar to in form and scope to that described in Sections 7.2(a)(ii), 7.2(a)(iii), 7.2(a)(iv), 7.2(c), 7.2(d)
and 7.2(e) but relating to such Guarantor and its Guaranty Agreement.
  Section 8.2. Maintenance of Properties. The Company will maintain, preserve and keep its Properties in good repair, working order and condition (ordinary wear and tear excepted) and will from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, and will cause each Subsidiary to do so in respect of Property owned or used by it.
  Section 8.3. Taxes and Assessments. The Company will duly pay and discharge, and will cause each Subsidiary to duly pay and discharge, all taxes, rates, assessments, fees and governmental charges upon or against it or its Properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.
  Section 8.4.  Insurance.  The Company will insure and keep insured, and will cause each Subsidiary to insure and keep insured, with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Company will insure, and cause each Subsidiary to insure, such other hazards and risks (including employers' and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. The Company will upon request of the Agent and any Lender furnish a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.
  Section   8.5.  Financial Reports.  (a) The Company will, and will cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and will furnish to the Agent, each Lender and each of their duly authorized representatives such information respecting the business and financial condition of the Company and its Subsidiaries as the Agent or such Lender may reasonably request; and without any request, will furnish to the
Lenders:
                   (i) within 50 days after the end of each of the first three quarterly fiscal periods of the Company, a copy of the Company's Form 10-Q Report filed with the SEC;
                  (ii)  within 120 days after the end of each fiscal year of the
         Company, a copy of the Company's Form 10-K Report filed with the SEC, including a copy of the annual audit report of the Company and the Subsidiaries for such year with accompanying financial statements, prepared by the Company and certified by PricewaterhouseCoopers LLP or any other independent public accountants of recognized national standing selected by the Company and satisfactory to the Required Lenders, in accordance with GAAP;
                 (iii) not later than 10 days after the receipt thereof, a copy of any final management letters on internal accounting controls for the Company or any Subsidiary prepared by its independent public accountants;
                  (iv) promptly after sending or filing  thereof,  copies of all proxy statements, financial statements and reports which the Company sends to its shareholders, and copies of all other regular, periodic and special reports and all registration statements which the Company files with the SEC or any successor thereto, or with any national securities exchange;
                   (v) promptly after knowledge thereof shall have come to the attention of any responsible officer of the Company, written notice of any threatened or pending litigation or governmental proceeding or labor controversy against the Company or any Subsidiary which, if adversely determined, would materially and adversely effect the financial condition, Properties, business or operations of the Company or any Subsidiary or of the occurrence of any Default or Event of Default hereunder; and
                  (vi) as soon as possible and in any event within 10 days after
         the  date on which  (X)   a  Non-Material  Subsidiary  becomes  a
         Material   Subsidiary,   (Y) the  Company  or  any  Subsidiary
         establishes or acquires any Subsidiary or (Z) any Subsidiary is dissolved or otherwise merged out of existence, the Company shall furnish the Lenders an updated Schedule 6.2 reflecting such event. (b) In the event the Company is no longer required to file Form 10-Q and 10-K Reports with the SEC, the Company need not furnish such Reports to the Lenders, but shall nonetheless provide the Lenders the financial statements previously contained in such Reports by the times required by subsections (a)(i) and (ii) above.
         (c) Each of the financial  statements furnished to the Lenders pursuant
to  clauses   (a) or (b) of this Section shall be accompanied by a written
certificate  in the form attached  hereto as Exhibit   B (the  "Compliance
Certificate") signed by the chief financial officer of the Company to the effect that to the best of the chief financial officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Company to remedy the same. Such certificate shall also set forth the calculations supporting such statements in
respect of  Sections   8.6,  8.7, 8.8, 8.9 and 8.10 of this  Agreement and
identify the Special Post-Closing Acquisition Liabilities then reflected in computing compliance with such Section 8.6.
         (d) Solely for purposes of determining the Company's compliance with the Existing Credit Agreement at the end of the third fiscal quarter of the
Company ended  September   30,  1998,  the Company's  compliance  with the
Existing Credit Agreement during such period shall be determined as if all references in the Existing Credit Agreement to the Fiscal 1997 Charges (as identified and defined therein) included not only such Fiscal 1997 Charges but also the Fiscal 1998 Charges identified and defined in this Agreement.

  Section 8.6. Current Ratio. The Company will at all times maintain a Current Ratio of not less than 1.40 to 1.00.
  Section 8.7.  Interest Coverage Ratio. The Company will, as of the last day of each fiscal quarter of the Company, maintain the ratio (the "Interest Coverage Ratio") of EBIT for the four fiscal quarters of the Company then ended to Interest Expense for the same four fiscal quarters then ended of not less than 2.0 to 1.0; provided, however, that if an Acquisition permitted by
Section   8.14 hereof occurs at any time during such period,  the Interest
Coverage Ratio shall be calculated on a pro forma basis to include the EBIT and Interest Expense of the Person or assets so acquired for the entire period as if such Acquisition had taken place on the first day of such period, all as reasonably calculated by the Company (any expected cost savings relating to the EBIT of the Person or assets so acquired may be incorporated in these calculations to the extent they are readily quantifiable and verifiable, in a manner consistent with the Company's prior pro forma calculations included with SEC filings in connection with its prior acquisitions).
  Section   8.8.  Tangible Net Worth. The Company will, as of the last day of each fiscal quarter of the Company,  maintain  Tangible Net Worth at not less
than the Minimum Required Amount.  For purposes of this Section   8.8, the
term "Minimum Required Amount" shall mean, as of any time, the sum of: (i) 32>$25,000,000; plus (ii)fifty percent (50%) of Consolidated Net Income for each fiscal quarter of the Company (if Consolidated Net Income for such fiscal quarter is positive) completed on or after April 1, 1997.
  Section   8.9.  Debt to Earnings Ratio. The Company will, as of the last day of each fiscal quarter of the Company, maintain the Debt to Earnings Ratio at not greater than 3.5 to 1.0; provided, however, that if an Acquisition
permitted  by  Section   8.14  hereof  occurs at any time  during the four
fiscal quarter period over which EBITDA is measured to determine the Debt to Earnings Ratio, such Debt to Earnings Ratio shall be calculated on a pro forma basis to include the EBITDA of the Person or assets so required for the entire period as if such Acquisition had taken place on the first day of such period, all as reasonably calculated by the Company (the expected cost savings relating to the EBITDA of the Person or assets so acquired may be incorporated in these calculations to the extent they are readily quantifiable and verifiable and based on reasonable assumptions.
  Section 8.10. Leverage Ratio. The Company will, as of the last day of each fiscal quarter of the Company, maintain the Leverage Ratio at not more than 0.40 to 1.00.
 Section  8.11. Indebtedness for Borrowed Money. The Company will not, nor will it permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness for Borrowed Money; provided, however, that the foregoing provisions shall not restrict nor operate to prevent:
                   (a)  the indebtedness of the Company on the Notes and other
         Obligations;
                   (b)  Capitalized Lease Obligations in an aggregate amount not to exceed $1,500,000 at any one time outstanding;
                   (c) Capitalized Lease Obligations of any Subsidiary which has become  a  Subsidiary  as a  result  of  an  Acquisition  permitted  by
         Section   8.14 hereof if such  Capitalized  Lease  Obligation was
         entered into prior to the Acquisition of such Subsidiary and was not created in contemplation of such Acquisition;
                   (d) purchase money indebtedness secured by Liens permitted by
         Section 8.12(d) hereof in an aggregate amount not to exceed $2,000,000 at any one time outstanding;

                   (e) purchase  money  indebtedness  (other than purchase money indebtedness permitted by Section 8.11(d) hereof) of any Subsidiary which has become a Subsidiary as a result of an Acquisition permitted by Section 8.14 hereof if such indebtedness was created prior to the Acquisition of such Subsidiary and was not created in contemplation of such Acquisition;
                   (f)  the  currently  outstanding  indebtedness  described  on
         Exhibit   C  hereof  if and  so  long  as  such  indebtedness  is
         Subordinated Indebtedness;
                   (g) unsecured  Subordinated  Indebtedness incurred to finance
         Acquisitions permitted by Section 8.14 hereof;
                   (h)   the Canadian Debt;
                   (i)   indebtedness under the Long-Term Credit Agreement; and
                   (j)   indebtedness not otherwise permitted by this Section
         aggregating not more than $500,000 at any one time outstanding.
 Section 8.12. Liens. The Company will not, nor will it permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by the Company or any Subsidiary; provided, however, that this Section shall not apply to nor operate to prevent:
                   (a) Liens  arising  by statute in  connection  with  worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith cash deposits in connection with tenders, contracts or leases to which the Company or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;
                   (b)   mechanics',   workmen's,   materialmen's,   landlords',
         carriers', or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;
                   (c) the  pledge of assets  for the  purpose  of  securing  an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Company and its Subsidiaries secured by a pledge of assets permitted under this clause, including interest and penalties thereon, if any, shall not be in excess of $1,000,000 at any one time outstanding; and
                   (d) purchase money Liens securing  indebtedness  permitted by
         Section 8.11(d) hereof in respect of equipment now owned or hereafter acquired by the Company or any Subsidiary (not extending to any other Property), or Liens on equipment so acquired (not extending to any other Property) existing at the time of acquisition thereof, or renewals, extensions and refundings of any such Liens (not extending to any other Property), provided that the principal amount of indebtedness secured by any such Lien shall not exceed 80% of the cost or fair market value, whichever is less, of the Property covered by such Lien at the time of the creation thereof or the acquisition of such Property.

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



 Section 8.13.  Investments,  Loans, Advances and Guaranties. The Company
will not, nor will it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances (other than for travel advances and other similar cash advances made to employees in the ordinary course of business) to, any other Person, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, however, that the foregoing provisions shall not apply to nor operate to prevent:
                   (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of
         America, provided that any such obligations shall mature within one year of the date of issuance thereof;
                   (b) investments in commercial paper (including as such, investments in short-term corporate borrowings against tax-advantaged preferred stock) rated at least P1 by Moody's Investors Services, Inc. and at least A1 by Standard & Poor's Corporation maturing within
         270 days of the date of issuance thereof;
                   (c) investments in certificates of deposit issued by any United States commercial Agent having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;
                   (d) endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;
                   (e)  Acquisitions  of  Subsidiaries  permitted by Section
                    8.14 hereof;  (f) investments in obligations of a state, a territory, or a possession of the United
         States, or any political  subdivision of any of the foregoing or of the
         District of Columbia as described in Section   103(a) of the Code
         if these investments are graded in the highest major grade as determined by at least one national rating service or are credit enhanced by credit enhancers whose credit is rated not less than A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc.;
                   (g) the Company's guaranty of indebtedness of Wholly-Owned Subsidiaries incurred to finance Acquisitions permitted by Section
          8.14 hereof if and so long as such guaranty is Subordinated Indebtedness;
                   (h)     guaranties by Subsidiaries of the Obligations;
                   (i) the Put/Call Agreement if and so long as the Canadian Debt is not held by an Affiliate of the Company; and
                   (j) investments, loans, advances and guarantees not otherwise permitted by this Section aggregating not more than $2,000,000 at any one time outstanding.
In determining the amount of investments, loans, advances and guarantees permitted under this Section, investments shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), loans and advances shall be taken at the principal amount thereof then remaining unpaid and guarantees shall be taken at the amount of obligations guaranteed thereby.
 Section   8.14.  Acquisitions.  The Company will not, and will not permit any Subsidiary to, make or commit to make any Acquisitions; provided however, that the Company and any Wholly-Owned Subsidiary each may make Acquisitions if:
(i)the Company or such Subsidiary acquires by reason of such Acquisition
either  (x)   assets  used or  useful in a  business  which is the same or
similar to that  currently  conducted by the Company or (y)   the  capital
stock of a corporation or any other equity interest of any partnership or other firm engaged in such a same or similar business and after giving effect to such Acquisition, the corporation, partnership or other such firm so acquired becomes a Wholly-Owned Subsidiary; (ii) no Default or Event of Default exists or would exist at the time of or after giving effect to such Acquisition; (iii)
the Company  provides the Lenders a statement,  certified as true and correct by its chief financial officer, which represents and warrants that, after giving effect to such Acquisition, the Company will, on a pro forma basis, continue to
comply through the Termination  Date with  Sections   8.6,  8.7, 8.8, 8.9,
8.10 and 8.11 hereof, such certificate to be accompanied by supporting financial projections based on reasonable assumptions; (iv) the Board of Directors or other  governing  body of such Person whose property or voting stock is being
so acquired  has  approved  the terms of such  Acquisition;  and (v)   the
Company has provided the Lenders such financial and other information regarding the Person whose property or voting stock is being so acquired, including historical financial statements, and a description of such Person, as the Agent or any Lender may reasonably request.
 Section 8.15. Sales and Leasebacks. The Company will not, nor will it permit any Subsidiary to, enter into any arrangement with any bank, insurance company or any other lender or investor providing for the leasing by the Company or any Subsidiary of any Property theretofore owned by it and which has been or is to be sold or transferred by such owner to such lender or investor.
 Section 8.16. Dividends and Certain Other Restricted Payments. (a) Restricted Payments. The Company will not during any fiscal year (i) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock (other than dividends payable solely in its capital stock) (each such non-excepted declaration or payment of dividends, being herein collectively called a "Restricted Payment") if at the time of such Restricted Payment or immediately after giving effect thereto, any Event of Default or Default shall occur or be continuing.
         (b) Restricted Repayments. The Company will not during any fiscal year directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock (except out of the proceeds of, or in exchange for, a substantially concurrent issue and sale of its capital stock) (each such non-exempted purchase, redemption, retirement and distribution in respect to capital stock being herein collectively called a "Restricted Redemption") if at the time of such Restricted Redemption or immediately after giving effect thereto, any Event of Default or Default shall occur or be continuing; provided that the Company shall not directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock (except out of the proceeds of, or in exchange for, a substantially concurrent issue and sale of its capital stock) in excess of 5% of its capital stock during any fiscal year.
 Section 8.17. Mergers, Consolidations and Sales. The Company will not, nor will it permit

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



any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any substantial part of its Property (except for sales of inventory in the ordinary course of business), or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; provided, however, that this Section shall not apply to nor operate to prohibit (i) the merger of any Subsidiary acquired as a result of an Acquisition permitted by Section 8.14 hereof with and into the Company or
any  Wholly-Owned  Subsidiary  or (ii)   the  sale of assets  which are no
longer used or useful in the ordinary course of the Company's business. A sale or disposition of assets of the Company shall be deemed substantial for the
foregoing  purposes  (i)   if such assets are sold below the book value of
such assets,  and such assets constituted 10% or more of the total assets of the
Company or (ii)   such assets  constituted 20% or more of the total assets
of the Company.
 Section   8.18.  ERISA.  The Company will, and will cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its Properties. The Company will, and will cause each Subsidiary to, promptly notify the Agent of (i) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (ii) 32>receipt of any notice from the PBGC of its intention to seek termination of
any Plan or appointment of a trustee  therefor,  (iii)   its  intention to
terminate or withdraw from any Plan, and (iv) >the occurrence of any event with respect to any Plan which would result in the incurrence by the Company or any Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the Company or any Subsidiary with respect to any post-retirement Welfare Plan benefit.
 Section 8.19. Compliance with Laws. The Company will, and will cause each Subsidiary to, comply in all respects with the requirements of all federal, state and local laws, rules, regulations, ordinances and orders applicable to or pertaining to the Properties or business operations of the Company or any Subsidiary, non-compliance with which could have a material adverse effect on the financial condition, Properties, business or operations of the Company or any Subsidiary or could result in a Lien upon any of their Property.
 Section 8.20. Burdensome Contracts With Affiliates. The Company will not, nor will it permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to the Company or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other, other than any contract, agreement or business arrangement with any Person which becomes a Subsidiary as a result of an Acquisition permitted by Section 8.14 hereof after the date hereof if such contract, agreement or arrangement was entered into prior to the acquisition of such Subsidiary and such contract, agreement or arrangement was not created in contemplation of such Acquisition (i) the Put/Call Agreement and (ii)
(if the Canadian Debt is purchased by an Affiliate of the Company) the contracts and agreements constituting the Canadian Debt.
 Section 8.21. No Changes in Fiscal Year. Neither the Company nor any Subsidiary will change its fiscal year from its present basis without the prior written consent of the Agent.
  Section 8.22. Inspection and Field Audit. The Company will, and will cause each Subsidiary to, permit the Agent and its duly authorized representatives and agents to visit and inspect any of

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the Properties,  corporate  books and financial  records of the Company and each
Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Subsidiary with, and to be advised as to the same by, its officers and independent public accountants (and by this provision the Company authorizes such accountants to discuss with the Agent the finances and affairs of the Company and of each Subsidiary) with reasonable notice to the Company and at such reasonable times and reasonable intervals as the Agent may designate. After the occurrence of an Event of Default, the Company shall pay for all costs and expenses incurred by the Agent in connection with any such visitation or inspection.
 Section 8.23.   Formation   of   Subsidiaries.   Except  for  existing
Subsidiaries  designated on Schedule 6.2 hereto and Subsidiaries acquired in  Acquisitions  or formed to effect  Acquisitions  in each case  permitted  by
Section 8.14 hereof, the Company will not, and will not permit any Subsidiary to, form or acquire any Subsidiary without the prior written consent of the Agent.
 Section 8.24. Subordinated Indebtedness. The Company shall not, and shall not permit any Subsidiary to:
                   (a) amend or modify any of the terms or conditions relating to any Subordinat Indebtedness;
                   (b) make any voluntary prepayment on, or effect any voluntary redemption of, any Subordinated Indebtedness (other than the prepayment by Anicom Canada of certain indebtedness pursuant to the Put/Call Agreement) if any Loans are outstanding at the time of or after giving effect to such prepayment or redemption; or
                   (c) make any other payment on account of any Subordinated Indebtedness which is prohibited under the terms of any instrument or agreement subordinating such indebtedness to the Obligations.
 Section 8.25. Use of Proceeds. The proceeds of the initial advance hereunder shall be used to pay the Company's indebtedness under the Existing Credit Agreement.
 Section   8.26.  Year 2000 Compliance.  The Company shall take all
actions necessary and commit adequate resources to assure that its computerbased and other systems (and those of all Subsidiaries) are able to effectively
process dates,  including dates before,  on and after  January   1,  2000,
without  experiencing  any Year   2000 Problem that could cause a material
adverse effect on the business or financial affairs of the Company (or of the Company and its Subsidiaries taken on a consolidated basis). At the request of the Agent, the Company will provide the Agent with written assurances and substantiations (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Agent as to the capability of the Company and its Subsidiaries to conduct its and their businesses and operations before, on and after January 1, 2000, without experiencing a Year 2000 Problem causing a material adverse effect on the business or financial affairs of the Company (or of the Company and its Subsidiaries taken on a consolidated basis).
                     SECTION 9.      EVENTS OF DEFAULT AND REMEDIES.
  Section 9.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:
                   (a) default in the payment when due of all or any part of the principal of or

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



         interest on any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any fee or other Obligation payable by the Company hereunder or under any other Loan Document; or
                   (b) default in the observance or performance of any covenant set forth in Sections 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, 8.11, 8.13,
         8.14, 8.15, 8.16, 8.17, 8.24 or 8.25 hereof; or
                   (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within ten (10) days after the earlier of (i) the date on which such  failure  shall  first  become  known to any  officer of the
         Company or (ii)   written  notice thereof is given to the Company
         by the Agent or any Lender; or
                   (d) any representation or warranty made by the Company herein or in any other Loan Document, or in any statement or certificate furnished by it pursuant hereto or thereto, or in connection with any extension of credit made hereunder, proves untrue in any material respect as of the date of the issuance or making thereof; or
                   (e) any event  occurs or condition  exists  (other than those
         described  in  subsections   (a)  through  (d)  above)  which  is
         specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect, or any of the Loan Documents is declared to be null and void; or
                   (f) default shall occur under any Indebtedness for Borrowed Money issued, assumed or guaranteed by the Company or any Subsidiary, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by lapse of time, acceleration or otherwise); or
                   (g) any judgment or judgments, writ or writs, or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $1,000,000 in excess of amounts covered by insurance from an insurer which has acknowledged its liability thereon shall be entered or filed against the Company or any Subsidiary or against any of their Property and which remains unvacated, unbonded, unstayed or unsatisfied for a period of sixty (60) days; or
                   (h) the Company or any member of its Controlled Group shall fail to pay when due an amount or amounts aggregating in excess $500,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a
         Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $500,000 (collectively, a "Material Plan") shall be filed under
         Title   IV of ERISA by the  Company  or any  other  member of its
         Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title
         IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Company or any member of its
         Controlled Group to enforce  Section   515 or 4219(c)(5) of ERISA
         and such proceeding shall
         not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or
                   (i) dissolution or termination of the existence of the Company or any Subsidiary; or
                   (j) the  Company  or any  Subsidiary  shall  (i)   have
         entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due,
         (iii) make an assignment for the benefit of creditors,  (iv)
         32>apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official
         for it or any substantial  part of its Property,  (v)   institute
         any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action in furtherance of any
         matter  described in parts   (i) through (v) above,  or (vii)
         32>fail to contest in good faith any appointment or proceeding described in Sectio 9.1(k) hereof; or
                   (k) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Company or any Subsidiary or any substantial part of any of their Property, or a proceeding
         described in Section   9.1(j)(v)  shall be instituted against the
         Company or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days.
  Section 9.2. Non-Bankruptcy Defaults. When any Event of Default described in subsection (a) through (i), both inclusive, of Section 9.1 has occurred and is continuing, the Agent shall, upon the request of the Required Lenders, by notice to the Company, take one or more of the following actions:
                   (a) terminate the obligations of the Lenders to extend any further credit hereunder on the date (which may be the date thereof) stated in such notice;
                   (b) declare the principal of and the accrued interest on the Notes to be forthwith due and payable and thereupon the Notes, including both principal and interest and all fees, charges and other Obligations payable hereunder and under the other Loan Documents, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind; and
                   (c) enforce any and all rights and remedies available to it under the Loan Documents or applicable law.
  Section 9.3.  Bankruptcy Defaults.  When any Event of Default described
in  subsection   (j) or (k) of  Section   9.1  has  occurred  and is
continuing, then the Notes, including both principal and interest, and all fees, charges and other Obligations payable hereunder and under the other Loan Documents, shall immediately become due and payable without presentment, demand, protest or notice of any kind, and the obligations of the Lenders to extend further credit pursuant to any of the

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



terms hereof shall immediately terminate. In addition, the Agent may exercise any and all remedies available to it under the Loan Documents or applicable law.
                     SECTION 10. THE AGENT.
 Section 10.1. Appointment and Authorization. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are designated to the Agent by the terms hereof and thereof together with such powers as are reasonably incidental thereto. The Lenders expressly agree that the Agent is not acting as a fiduciary of the Lenders in respect of the Loan Documents, the Company or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Agent or any of the Lenders except as expressly set forth herein. The Agent may resign at any time by sending 20 days prior written notice to the Company and the Lenders. In the event of any such resignation, the Required Lenders may appoint a new agent after consultation with the Company, which shall succeed to all the rights, powers and duties of the Agent hereunder and under the other Loan Documents. Any resigning Agent shall be entitled to the benefit of all the protective provisions hereof with respect to its acts as an agent hereunder, but no successor Agent shall in any event be liable or responsible for any actions of its predecessor. If the Agent resigns and no successor is appointed, the rights and obligations of such Agent shall be automatically assumed by the Required Lenders and the Company shall be directed to make all payments due each Lender hereunder directly to such Lender.
 Section 10.2. Rights as a Lender. The Agent has and reserves all of the rights, powers and duties hereunder and under the other Loan Documents as any Lender may have and may exercise the same as though it were not the Agent and the terms "Lender" or "Lenders" as used herein and in all of such documents shall, unless the context otherwise expressly indicates, include the Agent in its individual capacity as a Lender.
 Section 10.3. Standard of Care. The Lenders acknowledge that they have received and approved copies of the Loan Documents and such other information and documents concerning the transactions contemplated and financed hereby as they have requested to receive and/or review. The Agent makes no representations or warranties of any kind or character to the Lenders with respect to the validity, enforceability, genuineness, perfection, value, worth or collectibility hereof or of the Notes or any of the other Obligations or of any of the other Loan Documents. Neither the Agent nor any director, officer, employee, agent or representative thereof (including any security trustee therefor) shall in any event be liable for any clerical errors or errors in judgment, inadvertence or oversight, or for action taken or omitted to be taken by it or them hereunder or under the other Loan Documents or in connection herewith or therewith except for its or their own gross negligence or willful misconduct. The Agent shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, certificate, warranty, instruction or statement (oral or written) of anyone (including anyone in good faith believed by it to be authorized to act on behalf of the Company), unless it has actual knowledge of the untruthfulness of same. The Agent may execute any of its duties hereunder by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall incur no liability to anyone and be fully protected in acting upon the advice of such counsel. The Agent shall be entitled to assume that no Default or Event of Default exists unless notified to the contrary by a Lender. The Agent shall in all events be fully protected in acting or failing to act in accord with the instructions of the Required Lenders. The Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take any such action. The Agent may treat the owner of any Note as the holder thereof until written notice of transfer shall have been filed with the Agent signed by such owner in form satisfactory to the Agent. Each Lender acknowledges that it has independently and without reliance on the Agent or any other Lender and based upon such information, investigations and inquiries as it deems appropriate made its own credit analysis and decision to extend credit to the Company. It shall be the responsibility of each Lender to keep itself informed as to the creditworthiness of the Company and the Agent shall have no liability to any Lender with respect thereto.
 Section   10.4.  Costs and Expenses.  Each Lender agrees to reimburse the
Agent for all costs and expenses suffered or incurred by the Agent or any security trustee in performing its duties hereunder and under the other Loan Documents, or in the exercise of any right or power imposed or conferred upon the Agent hereby or thereby, to the extent that the Agent is not promptly reimbursed for same by the Company, all such costs and expenses to be borne by the Lenders ratably in accordance with the amounts of their respective Revolving Credit Commitments.
 Section   10.5.  Indemnity.  The Lenders shall ratably indemnify and hold the Agent, and its directors, officers, employees, agents and representatives (including as such any security trustee therefor) harmless from and against any liabilities, losses, costs and expenses suffered or incurred by them hereunder or under the other Loan Documents or in connection with the transactions contemplated hereby or thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Company and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified.
                     SECTION 11.    MISCELLANEOUS.
 Section   11.1.  Withholding  Taxes.  (a) Payments  Free of  Withholding.
Except as  otherwise  required  by law and  subject  to  Section   11.1(b)
hereof, each payment by the Company under this Agreement and under any other Loan Document shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Company is domiciled, any jurisdiction from which the Company makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Company shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Agent (as the case may be) would have received had such withholding not been made. If the Agent or any Lender pays any amount in respect of any such taxes, penalties or interest, the Company shall reimburse the Agent or such Lender for that payment on demand in the currency in which such payment was made. If the Company pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Agent on whose account such withholding was made (with a copy to the Agent if not the recipient of the original) on or before the thirtieth day after payment.
         (b) U.S.  Withholding Tax Exemptions.  Each Lender that is not a United
States  person  (as such term is defined in  Section   7701(a)(30)  of the
Code) shall submit to the Company and the Agent on or before the earlier of the date the initial Borrowing is made hereunder and 30 days after the date hereof, two duly completed and signed copies of either Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the
Loan Documents and the Loans) or Form 4224 (relating to all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Loans) of the United States Internal Revenue Service. Thereafter and from time to time, each Lender shall submit to the Company and the Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by the Company in a written notice, directly or through the Agent, to such Lender and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Loan Documents or the Loans.
         (c) Inability of Lenders to Submit Forms. If any Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Company or the Agent any form or certificate that such Lender is obligated
to submit pursuant to subsection   (b) of this Section 11.1 or that
such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Company and Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.
 Section 11.2. Non-Business Days. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.
 Section 11.3. No Waiver, Cumulative Remedies. No delay or failure on the part of any Lender or on the part of any holder of any of the Obligations in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Lenders and any of the holders of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

 Section 11.4. Waivers, Modifications and Amendments. Any provision hereof or of any of the other Loan Documents may be amended, modified, waived or released and any Default or Event of Default and its consequences may be rescinded and annulled upon the written consent of the Required Lenders; provided, however, that without the consent of all Lenders no such amendment, modification or waiver shall increase the amount or extend the term of any Lender's Revolving Credit Commitment or reduce the amount of any principal of or interest rate applicable to, or extend the maturity of, any Obligation owed to it or reduce the amount of the fees to which it is entitled hereunder or change this Section or change the definition of "Required Lenders" or change the number of Lenders required to take any action hereunder or under any of the other Loan Documents or permit the Company to assign any of its rights hereunder or release any Guarantor from its obligations under its Guaranty. No amendment, modification or waiver of the Agent's protective provisions shall be effective without the prior written consent of the Agent.
 Section   11.5.  Costs and Expenses.  The Company agrees to pay on demand the costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Agreement, the other Loan Documents and the other instruments and documents to be delivered hereunder or thereunder, and in connection with the transactions contemplated hereby or thereby, and in connection with any consents hereunder or waivers or amendments hereto or thereto, including the fees and expenses of Messrs. Chapman and Cutler, counsel for the Agent, with respect to all of the foregoing (whether or not the transactions contemplated hereby are consummated; provided, however, in no event shall the Company's obligation to reimburse the Agent for such fees (exclusive of such counsel's expenses and disbursements) in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents to be delivered as a condition precedent to initial funding of the credit contemplated hereby exceed $20,000. The Company further agrees to pay to Agent and the Lenders and any other holders of the Obligations all costs and expenses (including court costs, the allocated costs of inhouse counsel and outside attorneys' fees), if any, incurred or paid by the Agent, the Lenders or any other holders of the Obligations in connection with any Default or Event of Default or in connection with the enforcement of this Agreement or any of the other Loan Documents or any other instrument or document delivered hereunder or thereunder. The Company further agrees to indemnify and save the Lenders, the Agent and any security trustee for the Lenders harmless from any and all liabilities, losses, costs and expenses incurred by the Lenders or the Agent in connection with any action, suit or proceeding brought against the Agent, or any security trustee or any Lender by any Person (but excluding attorneys' fees for litigation solely between the Lenders to which the Company is not a party) which arises out of the transactions contemplated or financed hereby or out of any action or inaction by the Agent, any security trustee or any Lender hereunder or thereunder, except for such thereof as is caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The provisions of
this Section and the  protective  provisions  of  Section   2 hereof shall
survive payment of the Obligations.
 Section 11.6. Documentary Taxes. The Company agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

 Section 11.7. Survival of Representations. All representations and warranties made herein or in any of the other Loan Documents or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.
 Section 11.8. Survival of Indemnities. All indemnities and other provisions relative to reimbursement to the Agent and the Lenders of amounts sufficient to protect the yield of the Agent and the Lenders with respect to the Loans, including, but not limited to, Sections 2.7, and 2.9 hereof, shall survive the termination of this Agreement and the payment of the Obligations.
 Section 11.9. Participations. Any Lender may grant participations in its extensions of credit hereunder to any other Lender or other lending institution (a "Participant"), provided that (i) no Participant shall thereby acquire any direct rights under this Agreement, (ii) no Lender shall agree with a Participant not to exercise any of such Lender's rights hereunder without the consent of such Participant except for rights which under the terms hereof may only be exercised by all Lenders and (iii) no sale of a participation in extensions of credit shall in any manner relieve the selling Lender of its obligations hereunder. Section 11.10. Assignment Agreements. Each Lender may, from time to time upon at least 5 Business Days' prior written notice to the Agent, assign to other commercial lenders part of its rights and obligations under this Agreement (including without limitation the indebtedness evidenced by the Notes then owned by such assigning Lender, together with an equivalent proportion of its Revolving Credit Commitments to make Loans hereunder) pursuant to written agreements executed by such assigning Lender, such assignee lender or lenders, the Company and the Agent, which agreements shall specify in each instance the portion of the indebtedness evidenced by the Notes which is to be assigned to each such assignee lender and the portion of the Revolving Credit
Commitments of the assigning Lender to be assumed by it (the "Assignment Agreements"); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of the assigning Lender's rights and obligations under this Agreement and the assignment shall cover the same percentage of such Lender's Revolving Credit Commitments, Loans and Notes;
(ii)   each  such  assignment  shall be made by a Lender which is a lender under the Short-Term Credit Agreement and shall be made contemporaneously with an assignment of the same percentage of such Lender's rights and obligations
with respect to the Short-Term Credit Agreement;  (iii)   unless the Agent
otherwise consents, the aggregate amount of the Revolving Credit Commitments, Loans and Notes of the assigning Lender being assigned pursuant to each such assignment (determined as of the effective date of the relevant Assignment Agreement) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000; (iv) the Agent and the Company must each consent, which consent shall not be unreasonably withheld, to each such assignment to a party which was not an original signatory of this Agreement; and (v) the assigning Lender must pay to the Agent a processing and recordation fee of $3,000 and any out-of-pocket attorneys' fees and expenses incurred by the Agent in connection with such Assignment Agreement. Upon the execution of each Assignment Agreement by the assigning Lender thereunder, the assignee lender thereunder, the Company and the Agent and payment to such assigning Lender by such assignee lender of the purchase price for the portion of the indebtedness of the Company being
acquired  by it,  (i)   such  assignee  lender  shall  thereupon  become a
"Lender" for all purposes of this Agreement with Revolving Credit Commitments in the amounts set forth in such Assignment Agreement and with all the rights, powers and obligations afforded a Lender hereunder, (ii) such assigning
Lender shall have no further liability for funding the portion of its Revolving Credit Commitments assumed by such other Lender and (iii) the address for notices to such assignee Lender shall be as specified in the Assignment Agreement executed by it. Concurrently with the execution and delivery of such Assignment Agreement, the Company shall execute and deliver Notes to the assignee Lender in the respective amounts of its Revolving Credit Commitments under the Revolving Credit and new Notes to the assigning Lender in the respective amounts of its Revolving Credit Commitments under the Revolving Credit after giving effect to the reduction occasioned by such assignment, all such Notes to constitute "Notes" for all purposes of this Agreement and of the
other  Loan  Documents.  Section   11.11.  Notices.  Except  as  otherwise
specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, in the case of the Company, or on the appropriate signature page hereof, in the case of the Lenders and the Agent, or such other address or telecopier number as such party may hereafter specify by notice to the Agent and the Company given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder to the Company shall be addressed to:
                           to the Company at:

                           6133 North River Road, Suite 1000
                           Rosemont, Illinois  60018-5171
                           Attention:  Donald C. Welchko
                           Telephone: (847) 518-8700
                           Telecopy:  (847) 518-8777

                           with a copy (in case of notices of default) to:

                           Katten Muchin & Zavis
                           525 West Monroe Street, Suite 1600
                           Chicago, Illinois  60661-3693
                           Attention:  Steven A. Shapiro
                           Telephone:  (312) 902-5200
                           Telecopy:  (312) 902-1061
                           to the Agent at:

                           Harris Trust and Savings Bank
                           P.O. Box 755
                           111 West Monroe Street
                           Chicago, Illinois  60690
                           Attention:  James H. Colley
                           Telephone:  (312) 461-6876
                           Telecopy:  (312) 293-5041

Each such notice,  request or other  communication  shall be  effective  (i)
if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section;  provided that
any notice given pursuant to Section   1 or Section   2 hereof shall
be effective only upon receipt. Section 11.12.  Construction. The parties hereto acknowledge and agree that this Agreement and the other Loan Documents shall not be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of this Agreement and the other Loan Documents. NOTHING CONTAINED HEREIN SHALL BE DEEMED OR CONSTRUED TO PERMIT ANY ACT OR OMISSION WHICH IS PROHIBITED BY THE TERMS OF ANY OF THE OTHER LOAN DOCUMENTS, THE COVENANTS AND AGREEMENTS CONTAINED HEREIN BEING IN ADDITION TO AND NOT IN SUBSTITUTION FOR THE COVENANTS AND AGREEMENTS CONTAINED IN THE OTHER LOAN DOCUMENTS. Section 11.13. Headings. Section headings used in this Agreement are for convenience of reference only and are not a part of this
Agreement  for  any  other  purpose.   Section   11.14.   Severability  of
Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and the other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.
 Section 11.15 Counterparts. This Agreement may be executed in any number of  counterparts,  and by  different  parties  hereto  on  separate  counterpart signature  pages,  and all such  counterparts  taken together shall be deemed to
constitute  one  and  the  same   instrument.   Section 11.16.   Entire
Understanding. This Agreement together with the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby except for prior understandings related to fees payable to the Agent upon the initial closing of the transactions contemplated hereby.
Section 11.17. Binding Nature, Governing Law, Etc. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Agent and the Lenders and the benefit of their successors and assigns, including any subsequent holder of an interest in the Obligations. The Company may not assign its rights hereunder without the written consent of the Lenders. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
Section 11.18. Submission to Jurisdiction; Waiver of Jury Trial. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. THE COMPANY, THE AGENT, AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

         Dated as of this 4th day of November, 1998.


                                                   ANICOM, INC.
                                                   By

                                                   Name:

                                                   Title:

         Accepted and Agreed to at Chicago, Illinois as of the day and year last above written.

         Each of the Lenders hereby agrees with each other Lender that if it should receive or obtain any payment (whether by voluntary payment, by realization upon collateral, by the exercise of rights of set-off or banker's lien, by counterclaim or cross action, or by the enforcement of any rights under this Agreement, any of the other Loan Documents or otherwise) in respect of the Obligations in a greater amount than such Lender would have received had such payment been made to the Agent and been distributed among the Lenders as contemplated by Section 3.4 hereof then in that event the Lender receiving such disproportionate payment shall purchase for cash without recourse from the other Lenders an interest in the Obligations of the Company to such Lenders in such amount as shall result in a distribution of such payment as contemplated by
Section 3.4 hereof. In the event any payment made to a Lender and shared with the other Lenders pursuant to the provisions hereof is ever recovered from such Lender, the Lenders receiving a portion of such payment hereunder shall restore the same to the payor Lender, but without interest. Amount and Percentage of
Commitments:

Revolving Credit
      Commitment:
      $17,500,000
                                          HARRIS TRUST AND SAVINGS BANK
                                          By

                                                          Its Vice President

                                          111 West Monroe Street
                                          Chicago, Illinois  60603
                                          Attention:  James H. Colley
                                          Telephone:  (312) 461-6876
                                          Telecopy:  (312) 293-5041

Revolving Credit
      Commitment:
      $16,250,000
                                             THE FIRST NATIONAL BANK OF CHICAGO
                                             By

                                              Its


                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             Attention:  Julia A. Bristow
                                             Telephone:  (312) 732-7790
                                             Telecopy:  (312) 732-1117

Revolving Credit
      Commitment:
      $16,250,000
                                         LASALLE NATIONAL BANK
                                         By

                                          Its


                                         135 South LaSalle Street
                                         Chicago, Illinois  60603
                                         Attention:  Marguerite A. Laughlin
                                         Telephone:  (312) 904-6150
                                         Telecopy:  (312) 904-6742

Revolving Credit
      Commitment:
      $10,000,000
                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION
                                            By

                                            Its


                                            231 South LaSalle Street
                                            Chicago, Illinois  60697
                                            Attention:  Paul R. Frey
                                            Telephone:  (312) 828-8230
                                            Telecopy:  (312) 765-2193

                                    EXHIBIT A
                                  ANICOM, INC.
                        SHORT-TERM REVOLVING CREDIT NOTE
Chicago, Illinois

$------------------------------------
__________, 199___
         On the Revolving Credit Termination Date, for value received, the undersigned, ANICOM, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of ____________________ (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) ________________________________ and no/100 Dollars
($_________________), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.
         This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain
Short-Term  Credit Agreement dated as of November   4,  1998,  between the
Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.
         Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.
         This Note is issued by the Company under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit

Agreement.
         The Company hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
                                            ANICOM, INC.
                                            By:

                                             Name:

                                             Title:

                                EXHIBIT B
                             COMPLIANCE CERTIFICATE
         To:      Harris Trust and Savings Bank, as Agent
         under, and the Lenders party to, the
         Credit Agreement described below
         This Compliance Certificate is furnished to the Agent and the Lenders pursuant to that certain Short-Term Credit Agreement dated as of November 4, 1998, by and among Anicom, Inc. (the "Company") and you (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.
         THE UNDERSIGNED HEREBY CERTIFIES THAT:
         1. I am  the  duly  elected  _________________________________  of  the
          Company; 2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;
          3. The examinations  described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below;
          4. The  financial  statements  required by  Section   8.5 of the
Credit Agreement and being furnished to you concurrently with this Certificate are true, correct and complete as of the date and for the periods covered thereby; and
          5. The Attachment hereto sets forth financial data and computations evidencing the Company's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.
         Described below are the exceptions,  if any, to  paragraph   3 by
listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event:

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------




         The foregoing certifications, together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _________ day of __________________ 19___.



                                  ...................................,
                                  ...................................
                                          (Print or Type Name)
                                                (Title)

                      ATTACHMENT TO COMPLIANCE CERTIFICATE
                                  ANICOM, INC.
                  Compliance Calculations for Credit Agreement
                       Dated as of November 4, 1998
                     Calculations as of _____________, 19___
---------------------------------------------------------------------------

 A.    CURRENT RATIO (SECTION 8.6)
         1.       Total current assets (including         ............
                  prepaid expenses)
         2.       Total current liabilities               ............
         3.       Special Post-Closing Acquisition        ............
                  Liabilities
         4.       Line 2 minus Line 3                     ............
         5.       Ratio of Line 1 to Line 4
                  ("Current Ratio")
         6.       As listed in Section 8.6, the Current Ratio
                  shall not be less than                                1:40 : 1
                                                                  --------------
         7. Company is in Compliance?
                  (Circle Yes or No)                                    Yes/No

B.    INTEREST COVERAGE RATIO (SECTION 8.7)
         1.       Consolidated Net Income as defined       .............
         2.       Amounts deducted in arriving at
                  Consolidated Net Income in respect of
                  (a)      Interest Expense                .............
                  (b)      Federal, state and local
                           income taxes                    .............
         3.       Sum of Lines 1, 2(a) and 2(b)
                  ("EBIT")
         4.       Interest Expense
         5.       Ratio of EBIT (Line 3)
                  to Interest Expense (Line 4) ("Interest
                  Coverage Ratio")                                          : 1
                                                                  ==============
         6.       As listed in Section 8.7, for
                  the date of this Certificate,
                  the Interest Coverage
                  Ratio shall not be less than
                  2.0 : 1
         7.       Company is in compliance?
                  (Circle yes or no)
                          Yes/No

C.   TANGIBLE NET WORTH (SECTION 8.8) 1. Shareholders' Equity
                  -----------
         2.       Less
                  (a)      Notes receivable
                           from officers and
                           employees
                  (b)      Intangible Assets                ...........
                  3.       Line 1 minus Lines 2(a) and 2(b)
                  ("Tangible Net Worth")
                                                            -----------
         4.       As required by Section 8.8,
                  Tangible Net Worth must not be less than
                  Minimum Required Amount
                  (a)      Consolidated Net Income          .............
                  (b)      .50 X Line 4(a)                  .............
                  (c)      Line 4(b) plus the               $________   _______
                           Minimum Required
                           Amount for the immediately
                           preceding fiscal quarter
                           ("Minimum Required Amount")
         5.          Company is in  compliance?  (Circle  yes or no) Yes/No
 D.      DEBT TO EARNINGS RATIO (SECTION 8.9)
         1.       Total Funded Debt                     ...........
         2.       EBITDA (Line B3 plus amounts charged
                  for depreciation, amortization and
                  Fiscal 1998 Charges)                  ...........
         3.       Ratio of Line 1 to Line 2
                  ("Debt to Earnings Ratio")
                                                                           : 1
                                                                   ============
         4.       As listed in Section8.9,
                  Debt to Earnings Ratio
                  must not be greater than
                                                                      3.5 : 1
                                                                   ============
         5.       Company is in compliance?  (Circle yes or no)

                      Yes/No
                     E.    LEVERAGE RATIO (SECTION 8.10)
         1.       Total Funded Debt                               .............
         2.       Shareholders' Equity
         3.       Line 1 plus Line
         4.       Total Capitalization
                  (from Line E3 above)                            .............
         5.       Ratio of Line 1 to Line 4
                  ("Leverage Ratio")                                         :1
         7.       As listed in Section 8.10, for
                  the date of this Certificate,
                  the Leverage Ratio shall not
                  be greater than
                        0.40 :1
         8.       Company is in compliance?
                  (Circle yes or no)                                 Yes/No

F.             SPECIAL POST-CLOSING ACQUISITION LIABILITIES.

       The following summarizes the Special Post-Closing Acquisition Liabilities used in computing compliance with the current ratio (Section 8.6):______________

________________________________________________________________________________

________________________________________________________________________________


        NATURE OF RESERVE              DATE CREATED                AMOUNT

                                    EXHIBIT C
                            SUBORDINATED INDEBTEDNESS


                                   INTEREST   BALANCE AS
                  INSTRUMENT         RATE    OF 6/30/98         MATURITY


Note payable to Robert Brzustewicz  8.55%     $1,000,00  In an installment on
                                                         March >12, 1999


Note payable to James Hinshaw       prime     $440,213   In monthly installments
                                                         through July 1, 2002


Notes payable to Kenneth Burgess    8.00%     $166,667   In an installment on
                                                         October 27, 1998


Note payable to Bruce Stanley       6.77% to  $300,000   On demand
                                    8.00%

                                    EXHIBIT D
                     SUBORDINATION PROVISIONS APPLICABLE TO
                                SUBORDINATED DEBT
         (a) The indebtedness evidenced by the subordinated notes1/* and any renewals or extensions thereof (hereinafter called "Subordinated Indebtedness"), shall at all times be wholly subordinate and junior in right of payment to any and all credit and other indebtedness, obligations and liabilities of the Company to the lenders (collectively the "Lenders") and their agent (each, an "Agent") under or in connection with (i) that certain Long-Term Credit
Agreement dated as of November   4, 1998 by and among the Company,  Harris
Trust and Savings Bank, individually ("Harris") and as Agent for the Lenders thereunder and other Lenders from time to time party thereto and (ii) that certain Short-Term Credit Agreement dated as of November 4, 1998 by and among the Company, Harris Trust and Savings Bank, individually and as Agent for the Lenders thereunder and other Lenders from time to time party thereto, in each case howsoever evidenced, whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, or joint or several, as any of the same may be modified, supplemented or amended from time to time (hereinafter called "Superior Indebtedness"), in the manner and with the force and effect hereafter set forth:
                   (1) In the event of any  liquidation,  dissolution or winding up of the Company of in the event of any execution sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Company or its properties, then in any such event the holders of any and all Superior Indebtedness shall be preferred in the payment of their claims over the holder or holders of the Subordinated Indebtedness, and such Superior
         Indebtedness shall be first paid and satisfied in full before any payment or distribution of any kind or character, whether in cash, property or securities shall be made upon the Subordinated Indebtedness; and in any such event any dividend or distribution of any kind or character, whether in cash, property or securities which shall be made upon or in respect of the Subordinated Indebtedness, or any renewals or extensions hereof, shall be paid over to the holders of such Superior Indebtedness, pro rata, for application in payment thereof unless and until such Superior Indebtedness shall have been paid and satisfied in full;
                   (2) Without limiting any of the other provisions  hereof,  in the event that the Subordinated Indebtedness is declared or becomes due and payable because of the occurrence of any event of default hereunder (or under the agreement or indenture, as appropriate) or for any other reason other than at the option of the Company, under circumstances
         when the  foregoing  clause   (1)  shall not be  applicable,  the
         holders of the Subordinated Indebtedness shall be entitled to payments only after there shall first have been paid in full all Superior Indebtedness outstanding at the time the Subordinated Indebtedness
--------
         1
         *  Or debentures or other designation as may be appropriate.

         so becomes due and payable because of any such event, or payment shall have been provided for in a manner satisfactory to the holders of such Superior Indebtedness;
                   (3) No payment on account of principal of,  premium,  if any, or interest on the Subordinated Indebtedness shall be made, nor shall any assets be applied to the purchase or other acquisition or retirement of the Subordinated Indebtedness, unless full payment of amounts then due on all Superior Indebtedness has been made or duly provided for, and no payment on account of principal of, premium, if any, or interest on the Subordinated Indebtedness shall be made, nor shall any assets be applied to the purchase or other acquisition or retirement of the Subordinated Indebtedness, if at the time of such payment or application or immediately after giving effect thereto, there shall exist a default in the payment of any amount due on any Superior Indebtedness;
                   (4) If there  shall  have  occurred a default  (other  than a default in the payment of any amount due) with respect to any issue of Superior Indebtedness, as defined therein or in the instrument under which the same has been issued, permitting the holders thereof, after notice or lapse of time, or both, to accelerate the maturity thereof, and any such holders as constitute a sufficient number or hold a sufficient amount of such Superior Indebtedness as to have the right to so accelerate the maturity thereof (the "Notifying Debtholders") shall give written notice of the default to the Company (a "Default Notice"), then, unless and until such default shall have been cured or waived, no payment on account of principal of, premium, if any, or interest on the Subordinated Indebtedness shall be made, nor shall any assets be applied to the purchase or other acquisition or retirement of the Subordinated Indebtedness, at any time during the 180 days immediately following the delivery of the Default Notice to the Company (the "Blockage Period"); provided that if, during the Blockage Period the Notifying Debtholders shall have accelerated the maturity of the Superior Indebtedness held by such Notifying Debtholders, or shall have taken such action as is necessary under the governing agreement or instrument to accelerate the maturity of such Superior Indebtedness (subject only to the expiration of a grace period not exceeding 30 days), then the Blockage Period shall be extended for any such grace period and thereafter for so long as such acceleration shall continue to be in effect and judicial proceedings shall be pending with respect thereto, the Notifying Debtholders shall be in the process of foreclosing or otherwise collecting or realizing on collateral for such Superior Indebtedness or the Notifying Debtholders shall otherwise be pursuing collection procedures in good faith. At the expiration of such Blockage Period, (i) the Company shall, absent the occurrence prior to  payment  thereof  by the  Company  of any  event set forth in
         Section   1 or 3 hereof,  pay to the holders of the  Subordinated
         Indebtedness all amounts which would have been payable other than by reason of acceleration during the Blockage Period and (ii) if the default referred to in the Default Notice shall continue to exist and shall not have been waived, then the Notifying Debtholders shall be permitted to submit a new Default Notice respecting such event of default. If, during any Blockage Period, a subsequent Default Notice is served respecting an event or events of default which were in existence and known to such Notifying Debtholder on the first day of the pre-existing Blockage Period, then the Blockage period triggered by the subsequent Default Notice shall terminate at the same time as the pre-existing Blockage Period;
                   (5)  Any  holders  of  Subordinated  Indebtedness  shall  not without the prior written consent of the holders of the Superior Indebtedness take any collateral for any Subordinated Indebtedness, whether from the Company or any other party, nor take any guaranties for any Subordinated Indebtedness, from any party, in each case if and so long as the terms of any of the Superior Indebtedness prohibit such liens or guaranties. Without limiting the effect of any of the other provisions of this Agreement, any interest in or lien on any assets or properties of the Company or any other party which may (notwithstanding the foregoing agreement) be held or hereafter acquired by or on behalf of any holder of Subordinated Indebtedness as security for any Subordinated Indebtedness is and shall be absolutely and unconditionally subject and subordinate in all respects to any security interest or lien which may be held or hereafter acquired by or on behalf of the holders of Superior Indebtedness in the same such assets or properties as security for any Superior Indebtedness notwithstanding the time of attachment of any interest therein or lien thereon or the filing of any financing statement or any other priority provided by law or by agreement; and
                   (6) The holders of Subordinated  Indebtedness  shall not take any action to enforce collection of the Subordinated Indebtedness or to foreclose or otherwise realize upon any security or guaranty given to secure or guaranty the Subordinated Indebtedness and the Company and any such guarantor shall not make any payment in respect of the Subordinated Indebtedness, in each case during any Blockage Period, or otherwise unless the Company shall, 180 days prior to the taking of any such action, have provided the holders of Superior Indebtedness with notice of the occurrence of the default giving rise to such action. Any provisions of this Section 6 to the contrary notwithstanding, the restriction contained in this Section shall no longer apply upon the
         first  to  occur  of  the  following:  (i)   the  institution  of
         bankruptcy  proceedings  by or against  the  Company;  (ii)   the
         acceleration of the Superior Indebtedness;  or (iii) the payment or other satisfaction of all of the Superior Indebtedness. The holders of the Subordinated Indebtedness agree to accept a cure from the Lenders of any default with respect to any Subordinated Indebtedness (with the same force and effect as if such cure were timely provided by the Company or the appropriate obligor) at any time during the period during which the holders of the Subordinated Indebtedness agree not to act pursuant to this Section and if any such default is cured during any such period shall be rescinded and annulled all with the same effect as though such default had not occurred and the rate of interest on such Subordinated Indebtedness shall accrue during such period at the applicable predefault rate.
                   (7) The holders of  Subordinated  Indebtedness  undertake and agree for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proofs of claim, consents, assignments or other instruments which any holder of Superior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the subordinated notes and to effectuate the full benefit of the subordination contained herein; and upon failure of the holder of any subordinated note so to do, any such holder of Superior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the holder of such note to execute, verify, deliver and file any such proofs of claim, consents, assignments or other instrument.
                   (8) No right of any holder of any  Superior  Indebtedness  to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company or the holders of Superior Indebtedness, or by any noncompliance by the Company with any of the terms, provisions and covenants of the subordinated notes or the agreement under which they are issued, regardless of any knowledge thereof that any such holder of Superior Indebtedness may have or be otherwise charged with.
                   (9) The  Company  agrees,  for the  benefit of the holders of
         Superior Indebtedness, that in the event that any subordinated note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder, (i) the Company will provide prompt notice in writing of such happening to the holders of Superior Indebtedness and (ii) a holder of any Superior Indebtedness may declare the same to be immediately due and payable, regardless of the expressed maturity thereof.
                  (10) To the extent that the  Company  makes any payment on the
         Superior Indebtedness which is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment that portion of the Superior Indebtedness which had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment has never been made. In the event that a Voided Payment is recovered from the holders of the Superior Indebtedness, a default in the payment of Superior Indebtedness specified in paragraph (a)(3) of these subordination provisions shall be deemed to have existed and to be continuing from the date of the initial receipt by the holders of the Superior Indebtedness of such Voided Payment until the full amount of such Voided Payment is fully and finally restored to the holder of the Superior Indebtedness and until such time these subordination provisions shall be in full force and effect.
                  (11) In the event that any payment or  distribution  of assets is made to any holder of subordinated notes in contravention of these subordination provisions, such payment or distribution shall be received and held by such holder in trust for the benefit of the holders of the then outstanding Superior Indebtedness and shall, forthwith upon receipt thereof, be paid or distributed to the holders of the Superior Indebtedness, pro rata, for application in payment thereof.
                  (12) The  foregoing  provisions  are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand, and the holders of the Subordinated Indebtedness on the other hand, and nothing herein shall impair, as between the Company and the holders of the Subordinated Indebtedness, the obligation of the Company, which is unconditional and absolute, to pay the principal of and premium, if any, and interest on the Subordinated Indebtedness in accordance with their terms, nor shall anything herein prevent the holders of the Subordinated Indebtedness from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of the holders of Superior Indebtedness as herein provided for.

                                    EXHIBIT E
                                    GUARANTY

         This Guaranty Agreement, dated as of ____________, ____, made by ____________ _________________________________, a _________________ organized under the laws of _________________ (the "Guarantor");
                                   WITNESSETH:
         WHEREAS, Anicom, Inc., a Delaware corporation (the "Borrower"), Harris Trust and Savings Bank ("Harris"), individually and as Agent (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as the "Agent"), and the lenders from time to time party thereto (Harris and such other lenders being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have entered into
a ShortTerm  Credit  Agreement dated as of November   4, 1998 (such Credit
Agreement as the same may from time to time hereafter be modified or amended being hereinafter referred to as the "Credit Agreement") pursuant to which the Lenders have extended various credit facilities to the Borrower (the Agent and the Lenders being hereinafter referred to collectively as the "Guaranteed Creditors" and individually as a "Guaranteed Creditor"); and
         WHEREAS, the Borrower owns and holds all or substantially all of the issued and outstanding common capital stock of the Guarantor; and
         WHEREAS, it is a condition to the extension of credit by the Lenders under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty; and
         WHEREAS, the Borrower has provided and will continue to provide the Guarantor with business, technical and financial support beneficial to the proper conduct of the Guarantor's business and the Guarantor will obtain benefits as a result of the extensions of credit to the Borrower under the Credit Agreement; and, accordingly, the Guarantor desires to enter into this Guaranty in order to satisfy the condition described in the preceding paragraph; and
         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Guaranteed Creditors and hereby covenants and agrees with the Guaranteed Creditors as follows:
          1. The Guarantor hereby unconditionally and irrevocably guarantees to the Guaranteed Creditors, the due and punctual payment of all present and future indebtedness of the Borrower evidenced by or arising out of the Credit Documents (as hereinafter defined), including, but not limited to, (a) the due and punctual payment of principal of and interest on all notes issued by the Borrower under the Credit Agreement and any and all notes issued in extension or renewal thereof or in substitution or replacement therefor (collectively the "Notes") as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and (b) the full and prompt performance and payment when due of any and all other indebtedness, obligations and liabilities, whether now existing or hereafter arising, of the Borrower to the Guaranteed Creditors under or arising out of the Credit Agreement (the Notes, Credit Agreement and each guaranty executed by another subsidiary of the Borrower in connection with the Credit Agreement being hereinafter collectively referred to as the "Credit Documents"). The indebtedness, obligations and liabilities described in the immediately preceding clauses (a) and (b)
are hereinafter referred to as the "Guaranteed Obligations". In case of failure by Borrower punctually to pay any indebtedness guaranteed hereby, the Guarantor hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrower.
          2. The obligations of the Guarantor under this Guaranty shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
                   (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or of any other guarantor under the Credit Agreement or any other Credit Document or by operation of law or otherwise;
                   (b)     any modification or amendment of or supplement to the
         Credit Agreement or any other Credit Document;
                   (c) any  change  in the  corporate  existence,  structure  or ownership of (including any of the foregoing arising from any merger, consolidation, amalgamation or similar transaction), or any insolvency, bankruptcy, reorganization or other similar proceeding affecting, the Borrower, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower or of any other guarantor contained in any Credit Document (it being understood and agreed that the term "Borrower" as used herein shall mean and include any corporation, partnership, association or any other entity or organization resulting from a merger, consolidation, amalgamation or similar transaction involving the Borrower);
                   (d) the existence of any claim, set-off or other rights which the Guarantor may have at any time against any Guaranteed Creditor or any other person, whether or not arising in connection herewith;
                   (e) any failure to assert,  or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower, any other guarantor, any other person or any of their respective properties;
                   (f)  any  application  of any  sums  by  whomsoever  paid  or howsoever realized to any obligation of the Borrower regardless of what obligations of the Borrower remain unpaid;
                   (g) any invalidity or unenforceability relating to or against the  Borrower  or any other  guarantor  for any  reason  of the  Credit
         Agreement or of any other Credit Document or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the principal of or interest on any Note or any other amount payable by it under the Credit Documents; or
                   (h) any other act or  omission to act or delay of any kind by any Guaranteed Creditor or any other person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Guarantor hereunder.
In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of the Guaranteed Creditors, at any time, to resort for payment to the Borrower or any other guarantor, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Guaranteed Creditors shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps seeking resort or realization upon or from any of the foregoing are pending.
          3. The Guarantor's obligations hereunder shall remain in full force and effect until all commitments by the Guaranteed Creditors to extend credit to the Borrower are terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under the Credit Agreement and all other Credit Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or of any other guarantor, or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.
          4.    (a)
The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Agent, any Lender or any other person against the Borrower, another guarantor or any other person.
         (b) The Guarantor hereby agrees not to exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to the Guarantor against the Borrower or any other guarantor, or as to any security therefor, unless and until all commitments by the Guaranteed Creditors to extend credit to the Borrower are terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under the Credit Agreement and all other Credit Documents shall have been paid in full; and the payment by the Guarantor of any of its obligations hereunder shall not in any way entitle the Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Guaranteed Obligations or any proceeds thereof or any security therefor unless and until all commitments by the Guaranteed Creditors to extend credit to the Borrower are terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under the Credit Agreement and all other Credit Documents shall have been paid in full.
          5. Notwithstanding any other provision hereof, the right of recovery of the Guaranteed Creditors against the Guarantor hereunder shall not exceed $1.00 less than the amount which would render the Guarantor's obligations hereunder void or voidable under applicable law, including without limitation fraudulent conveyance law.
          6. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement or any other Credit Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement or the other Credit Documents shall nonetheless be payable by the Guarantor forthwith on demand by the Agent made at the request of the Guaranteed Creditors.
          7. Any payment of a Guaranteed Obligation required to be made pursuant to this Guaranty shall be made in the currency which such Guaranteed Obligation is required to be made in pursuant to the Credit Agreement or such other Credit Document giving rise to such Guaranteed Obligation.
          8. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Creditors and their successors and assigns. Any Guaranteed Creditor may, to the extent permitted by the Credit Agreement, sell, transfer or assign its rights in the Guaranteed Obligations held by it, or any part thereof, or grant participations therein; and in that event, each and every immediate and successive assignee or transferee of, or holder or participant in, all or any part of the Guaranteed Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant as fully as if such assignee or transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but each Guaranteed Creditor shall have an unimpaired right to enforce this Guaranty for its own benefit or for the benefit of any such participant as to so much of the Guaranteed Obligations that it has not sold, assigned or transferred.
          9. The Guarantor acknowledges that executed (or conformed) copies of the Credit Agreement and the other Credit Documents have been made available to its principal executive officers and such officers are familiar with the contents thereof.
         10. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower, or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Guaranteed Creditors shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.
         11. The records of the Agent and each Lender as to the unpaid balance of the Guaranteed Obligations at any time and from time to time shall be prima facie evidence thereof without further or other proof for all purposes, including the enforcement of this Guaranty and any collateral therefor.
         12. Except as otherwise required by law, each payment by the Guarantor hereunder shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Guarantor is domiciled, any jurisdiction from which the Guarantor makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Guarantor shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Guaranteed Creditor free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Guaranteed Creditor would have received had such withholding not been made. If any Guaranteed Creditor pays any amount in respect of any such taxes, penalties or interest the Guarantor shall reimburse the Guaranteed Creditor for that payment on demand in the currency in which such payment was made. If the Guarantor pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Guaranteed Creditor on whose account such withholding was made (with a copy to the Agent if not the recipient of the original) on or before the thirtieth day after payment. If any Guaranteed Creditor determines it has received or been granted a credit against or relief or remission for, or repayment of, any taxes paid or payable by it because of any taxes, penalties or interest paid by the Guarantor and evidenced by such a tax receipt, such Guaranteed Creditor shall, to the extent it can do so without prejudice



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



to the retention of the amount of such credit, relief, remission or repayment, pay to the Guarantor as applicable, such amount as such Guaranteed Creditor determines is attributable to such deduction or withholding and which will leave such Guaranteed Creditor (after such payment) in no better or worse position than it would have been in if the Guarantor had not been required to make such deduction or withholding. Nothing herein shall interfere with the right of each Guaranteed Creditor to arrange its tax affairs in whatever manner it thinks fit nor oblige any Guaranteed Creditor to disclose any information relating to its tax affairs or any computations in connection with such taxes.
         13. Each reference in the Credit Agreement or any other Credit Document to U.S. Dollars or to an alternative currency (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligation of the Guarantor in respect of any amount due in the relevant currency under the Credit Agreement shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the Guaranteed Creditor entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which such Guaranteed Creditor receives such payment. If the amount of the relevant currency so purchased is less than the sum originally due to such Guaranteed Creditor in the relevant currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Guaranteed Creditor against such loss, and if the amount of the specified currency so purchased exceeds the sum of (a) the amount originally due to the relevant Guaranteed Creditor in the specified currency plus (b) any amounts shared with other Guaranteed Creditors as a result of allocations of such excess as a disproportionate payment to such Guaranteed
Creditor  under  Section   3.4 of the Credit  Agreement,  such  Guaranteed
Creditor agrees to remit such excess to the Guarantor.
         14. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS), in which State it shall be performed by the Guarantor.
         15. The obligation of the Guarantor hereunder shall be absolute and unconditional under all circumstances and irrespective of the validity or the enforceability of the Guaranteed Obligations and irrespective of any present or future law of any government or of any agency thereof purporting to reduce, amend or otherwise affect any of the Guaranteed Obligations. To the extent that the Guarantor or any of its properties or revenues has or hereafter may acquire any right of immunity from suit, judgment or execution, the Guarantor hereby irrevocably waives such right of immunity in respect of its obligations hereunder and in respect of any action or proceeding, wherever brought, to enforce any judgment against the Guarantor for breach of any of such obligations.
         16. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Guaranty, the Credit Agreement, the other Credit Documents or the transactions contemplated hereby or thereby, and consents to the service of process by registered or certified mail out of any such court or by service of process on the Borrower (now at _________________________________) which the

Guarantor hereby irrevocably appoints as its agent to receive, for it and on its behalf, service of process in any action or proceeding in Illinois. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the Guarantor) provided that notice of such service of process is given by the Guaranteed Creditors to the Guarantor. If, for any reason, such process agent ceases to be able to act as such, the Guarantor irrevocably agrees to appoint a substitute process agent acceptable to the Agent and to deliver to the Agent a copy of the new agent's acceptance of that appointment within thirty days. Nothing contained herein shall affect the right of the Guaranteed Creditors to serve legal process in any other manner or to bring any proceeding hereunder in any jurisdiction where the Guarantor may be amenable to suit. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Guarantor to the Guaranteed Creditors therein described) against the Guarantor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Guarantor, the Agent, and each Lender hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to the Guaranty, any Credit Document or the transactions contemplated hereby or thereby.
         17. The Guarantor shall at all times and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular every such further act, deed, transfer, assignment, assurance, document and instrument as the Agent or any Lender may reasonably require for the better accomplishing and effectuating of this Guaranty and the provisions contained herein, and every officer of the Agent and the Lenders and each of them are irrevocably appointed attorneys or attorney to execute in the name and on behalf of the Guarantor any document or instrument for the said purpose.
         18. Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.
         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be executed and delivered as of the date first above written.

                                       ----------------------------------


                                       By

                                       Its

                                  SCHEDULE 6.2
                              MATERIAL SUBSIDIARIES

                                      JURISDICTION OF          PERCENTAGE
                   NAME                INCORPORATION            OWNERSHIP

Anicom Multimedia Wiring                   Canada                  100%
Systems, Incorporated




                            NON-MATERIAL SUBSIDIARIES

                                       JURISDICTION OF          PERCENTAGE
                    NAME                INCORPORATION            OWNERSHIP

Morgan Hill Supply Company,               New York                  100%
Inc.2/(
    -

Anicom-Carolina, Inc.*                    Delaware                  100%

Anicom-Norfolk, Inc.*                     Delaware                  100%

Anicom-Security, Inc.*                    Delaware                  100%

Northern Wire & Cable, Inc.*              Delaware                  100%

Northern Connectivity Corp.*              Michigan                  100%

3022504 Nova Scotia Limited               Canada                    100%


--------
2
          The Company is in the process of liquidating these Subsidiaries.